                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-7141

                      (Investment Company Act File Number)

                    Federated World Investment Series, Inc.
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  11/30/06

             Date of Reporting Period:  Fiscal year ended 11/30/06

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated International Capital Appreciation Fund

Established 1997

A Portfolio of Federated World Investment Series, Inc.

10TH ANNUAL SHAREHOLDER REPORT

November 30, 2006

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$10.56		$9.34		$7.98		$6.36		$7.29
Income From Investment Operations:
Net investment income (loss)	0.09	[1]	0.12	[1]	0.02	[1]	0.02	[1]	(0.10	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.47		1.10		1.34		1.60		(0.83)
TOTAL FROM INVESTMENT OPERATIONS	2.56		1.22		1.36		1.62		(0.93)
Less Distributions:
Distributions from net investment income	(0.10)		--		--		--		--
Distributions from net realized gain on investments and foreign currency transactions	(0.23)		--		--		--		--
TOTAL FROM DISTRIBUTIONS	(0.33)		--		--		--		--
Net Asset Value, End of Period	$12.79		$10.56		$9.34		$7.98		$6.36
Total Return [2]	24.80%		13.06	% [3]	17.04	% [4]	25.47	% [5]	(12.76)%

Ratios to Average Net Assets:
Net expenses	1.60	% [6]	1.55	% [6]	1.65%		1.97%		1.72%
Net investment income (loss)	0.73%		1.22%		0.27%		0.25%		(1.36)%
Expense waiver/reimbursement [7]	0.30%		0.40%		0.53%		0.71%		0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$143,457		$134,084		$101,113		$66,281		$38,529
Portfolio turnover	98%		129%		133%		227%		247%
Redemption fees consisted of the following per share amounts	$0.00	[8]	$0.00	[8]	$0.00	[8]	--		--

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the year, the Fund was reimbursed by the shareholder services provider, which had an impact of 0.10% on the total return. See Notes to Financial Statements (Note 5).

4 During the year, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

5 During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on the total return.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.60% and 1.55% for the years ended November 30, 2006 and 2005, respectively, after taking into account these expense reductions.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$10.03		$8.96		$7.70		$6.20		$7.15
Income From Investment Operations:
Net investment income (loss)	(0.01	) [1]	0.03	[1]	(0.04	) [1]	(0.03	) [1]	(0.15	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.37		1.04		1.30		1.53		(0.80)
TOTAL FROM INVESTMENT OPERATIONS	2.36		1.07		1.26		1.50		(0.95)
Less Distributions:
Distributions from net investment income	(0.01)		--		--		--		--
Distributions from net realized gain on investments and foreign currency transactions	(0.23)		--		--		--		--
TOTAL FROM DISTRIBUTIONS	(0.24)		--		--		--		--
Net Asset Value, End of Period	$12.15		$10.03		$8.96		$7.70		$6.20
Total Return [2]	23.87%		11.94%		16.36	% [3]	24.19	% [4]	(13.29)%

Ratios to Average Net Assets:
Net expenses	2.40	% [5]	2.40	% [5]	2.40%		2.72%		2.47%
Net investment income (loss)	(0.07)%		0.32%		(0.50)%		(0.53)%		(2.11)%
Expense waiver/reimbursement [6]	0.30%		0.33%		0.53%		0.71%		0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$21,052		$21,914		$25,690		$16,995		$16,326
Portfolio turnover	98%		129%		133%		227%		247%
Redemption fees consisted of the following per share amounts	$0.00	[7]	$0.00	[7]	$0.00	[7]	--		--

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.13% on the total return.

4 During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.40% and 2.40% for the years ended November 30, 2006 and 2005, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$10.06		$8.98		$7.72		$6.21		$7.17
Income From Investment Operations:
Net investment income (loss)	(0.01	) [1]	0.04	[1]	(0.04	) [1]	(0.04	) [1]	(0.15	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.35		1.04		1.30		1.55		(0.81)
TOTAL FROM INVESTMENT OPERATIONS	2.34		1.08		1.26		1.51		(0.96)
Less Distributions:
Distributions from net investment income	(0.03)		--		--		--		--
Distributions from net realized gain on investments and foreign currency transactions	(0.23)		--		--		--		--
TOTAL FROM DISTRIBUTIONS	(0.26)		--		--		--		--
Net Asset Value, End of Period	$12.14		$10.06		$8.98		$7.72		$6.21
Total Return [2]	23.71%		12.03%		16.32	% [3]	24.32	% [4]	(13.39)%

Ratios to Average Net Assets:
Net expenses	2.40	% [5]	2.40	% [5]	2.40%		2.72%		2.47%
Net investment income (loss)	(0.06)%		0.46%		(0.51)%		(0.54)%		(2.14)%
Expense waiver/reimbursement [6]	0.30%		0.33%		0.53%		0.71%		0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$34,855		$21,893		$14,906		$4,721		$3,812
Portfolio turnover	98%		129%		133%		227%		247%
Redemption fees consisted of the following per share amounts	$0.00	[7]	$0.00	[7]	$0.00	[7]	--		--

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.13% on the total return.

4 During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.40% and 2.40% for the years ended November 30, 2006 and 2005, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7 Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and redemption/exchange fees; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and /or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charge (loads) on purchases or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2006	Ending Account Value 11/30/2006	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,098.80	$ 8.37
Class B Shares	$1,000	$1,094.60	$12.60
Class C Shares	$1,000	$1,093.70	$12.60
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.10	$ 8.04
Class B Shares	$1,000	$1,013.04	$12.11
Class C Shares	$1,000	$1,013.04	$12.11

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.59%
Class B Shares	2.40%
Class C Shares	2.40%

Management's Discussion of Fund Performance

From December 1, 2005 through November 30, 2006, Federated International Capital Appreciation Fund's total returns, based on net asset value, were 24.80% for Class A Shares, 23.87% for Class B Shares, and 23.71% for Class C Shares. The Morgan Stanley Capital International All Country World Ex. U.S. Index (MSCI-ACWI Ex-U.S.), 1 the fund's benchmark, returned 29.25% during the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the MSCI-ACWI Ex-U.S.

MARKET OVERVIEW

The first six months of the reporting period saw the United States positioned for an economic slowdown, but not as slow as market watchers originally believed. A warmer-than-expected winter, resilient mortgage refinancing activities and lower energy bills left consumers with more disposable income. In addition, an improving corporate spending/investment environment appeared to have legs. Specifically, conservative balance sheets allowed companies to increase their capital expenditure and pursue merger and acquisition activities for growth. European economic data was consistently stronger during the first six months of the reporting period. The German IFO and ZEW (business and economic sentiment indices), the French INSEE national statistic agency, and the Belgian Business confidence index all indicated positive trends in economic conditions. By the end of April 2006, the European Commission reported that its eurozone economic sentiment indicator rose to its highest level since mid-2001. The source of the increase was the predominately positive development in the sector-level confidence indicators. In Japan, economic data continued to improve, allowing the Bank of Japan to end their quantitative easing policy after five years of fighting deflation. Core consumer prices (excluding fresh food) rose in the six months through April, ending almost 15 years of deflation.

1 The Morgan Stanley Capital International All Country World Ex U.S. Index represents 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. The index is unmanaged and investments can not be made directly in an index.

Following a sharp market sell-off in May and early June, the global equity markets struggled higher. There were several macro level events that encouraged the markets upward movement during the second half of the reporting period. Signals made by the Federal Reserve Board (the "Fed") at its July, September and October meetings indicated that it was pausing on its campaign of hiking the Federal Funds Target Rate. A result of the Fed's action was a rally in the U.S. government bond market, which was accompanied by signs that the U.S. economy was slowing but not crashing. Healthy, although somewhat slower economic growth signals emanated from overseas, and there appeared to finally be some easing of concerns concerning the geopolitical risks in the Middle East.

In currency terms, the U.S. dollar strengthened 11.89% relative to the euro and weakened (3.44)% relative to the Japanese yen.

By region, three of four key market areas performed positively. The United States, Europe, and emerging markets all posted returns in the 12.60% to 34.10% range. The single disappointment, compared to other international markets, was Japan, which returned 12.56% in dollar terms as per the MSCI Japan Index. 2 The weak Japanese yen depressed returns to dollar-based investors. Japan's market appears to have been hurt somewhat by the Bank of Japan's first-rate hike in several years, which occurred in July, and concerns that further hikes could be coming. The recovery in emerging markets following their May/June swoon suggested that investors believe that global economic growth remains healthy and is likely to continue to remain strong now that the Fed has gone into pause mode.

2 The MSCI Japan Index is an unmanaged index of approximately 300 foreign stock prices, and reflects the common stock prices of the index companies translated into U.S. dollars assuming reinvestment of all dividends paid by the index stocks net of any applicable foreign taxes. Investments cannot be made directly in an index.

FUND PERFORMANCE

The top contributor to the fund was strong stock picking in the Energy, Information Technology, and Health Care sectors. High oil prices during the reporting period helped underpin the outlook and earnings for oil and oil services stocks globally. Better than expected results and performance in Information Technology were led by High Tech Computer Corp. in Taiwan, Canon, Inc. in Japan and semiconductor equipment stocks like Advantest Corp. and Tokyo Electron. Finally Shire Pharmaceuticals Group PLC in the UK rallied significantly after the generic settlement with Barr Labs and good pipeline data.

The common theme among the bottom contributors to the fund was negative earnings revisions. Within the Consumer Discretionary sector, Techtronic Industries in Hong Kong and Aisin Seiki in Japan both underperformed due to weaker than expected sales growth. As a major power tool supplier to Home Depot in the United States, Techtronic was impacted by the weak housing market and lackluster consumer demand. Auto parts manufacturer Aisin Seiki in Japan performed poorly due to decelerating earnings outlook as the company expanded in the United States during a period when U.S. auto manufacturers such as Ford and GM were cutting production. Within the Industrials sector, the aerospace and defense manufacturer EADS in France had a profit warning due to delays with the production of the superjumbo A380 jet.

Another reason for the fund's underperformance relative to its benchmark was the fund's underweighting of the Utilities sector and emerging markets. Utilities were buoyed by a robust level of merger and acquisition activity in Europe despite the premium valuations. Emerging markets continued to rally as global liquidity remains very loose and volatility is low. 3

3 International investing involves special risks including currency risks, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the
Federated International Capital Appreciation Fund (Class A Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2006, compared to the Morgan Stanley Capital International All Country World Free Ex. U.S. Index (MSCI-ACWI Ex. U.S.). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2006
1 Year	17.98%
5 Years	11.32%
Start of performance (7/1/1997)	2.97%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACWI Ex. U.S. has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the
Federated International Capital Appreciation Fund (Class B Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2006, compared to the Morgan Stanley Capital International All Country World Free Ex. U.S. Index (MSCI-ACWI Ex. U.S.). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2006
1 Year	18.37%
5 Years	11.43%
Start of performance (7/1/1997)	2.90%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACWI Ex. U.S. has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the
Federated International Capital Appreciation Fund (Class C Shares) (the "Fund") from July 1, 1997 (start of performance) to November 30, 2006, compared to the Morgan Stanley Capital International All Country World Free Ex. U.S. Index (MSCI-ACWI Ex. U.S.). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2006
1 Year	21.50%
5 Years	11.44%
Start of performance (7/1/1997)	2.70%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00%, and maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACWI Ex. U.S. has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2006, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
Japan	20.0%
United Kingdom	12.0%
France	10.3%
Canada	8.5%
Switzerland	7.2%
United States	6.8%
Germany	6.2%
Hong Kong	3.7%
Singapore	2.9%
Spain	2.7%
Australia	2.5%
Belgium	2.1%
Sweden	2.0%
Netherlands	1.6%
Korea	1.5%
Greece	1.4%
China	1.3%
Italy	1.3%
Finland	1.1%
Taiwan	1.1%
Philippines	0.9%
Brazil	0.8%
Russia	0.6%
Thailand	0.5%
Cash Equivalents [2]	0.9%
Other Assets and Liabilities--Net [3]	0.1%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

At November 30, 2006, the Fund's sector classification composition 4 was as follows:

Sector Classification	Percentage of Total Net Assets
Financials	35.9%
Energy	11.8%
Materials	10.2%
Health Care	8.6%
Industrials	8.5%
Information Technology	7.3%
Telecommunication Services	7.0%
Consumer Staples	5.8%
Consumer Discretionary	3.9%
Cash Equivalents [2]	0.9%
Other Assets and Liabilities--Net [3]	0.1%
TOTAL	100.0%

4 Except for Cash Equivalents and Other Assets and Liabilities-Net, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

November 30, 2006

Shares			Value in U.S. Dollars
		COMMON STOCKS--99.0%
		Automobiles & Components--1.5%
245,400		Nissan Motor Co., Ltd.	$2,993,433
		Banks--19.8%
43,956		BNP Paribas SA	4,735,641
140,500		Banco Santander Central Hispano, SA	2,551,037
216,800		Bank of Cyprus Public Co. Ltd.	2,808,026
240,000		Barclays PLC	3,210,461
434,800		Bank of East Asia	2,347,627
28,600		Commerzbank AG, Frankfurt	1,029,103
56,700		Hana Financial Holdings	2,897,993
27,700		KBC Groupe	3,116,349
266		Mitsubishi UFJ Financial Group, Inc.	3,400,976
453		Mizuho Financial Group, Inc.	3,334,249
62,019		Royal Bank of Scotland PLC, Edinburgh	2,245,652
118,481		Sanpaolo IMI SpA	2,620,404
307		Sumitomo Mitsui Financial Group, Inc.	3,235,627
164,000		United Overseas Bank Ltd.	1,981,744
		TOTAL	39,514,889
		Capital Goods--6.0%
144,000		ABB Ltd.	2,325,100
37,000	[1]	OAO TMK, GDR	1,091,500
19,500		SMC Corp.	2,676,817
155,700		Sandvik AB	2,000,526
39,700		Siemens AG	3,778,689
		TOTAL	11,872,632
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Commercial Services & Supplies--1.4%
$29,200		Grupo Ferrovial, SA	$2,822,986
		Consumer Durables & Apparel--1.1%
1,561,500		Techtronic Industries Co.	2,127,835
		Diversified Financials--9.3%
18,000		Credit Suisse Group	1,190,337
76,000		ING Groep N.V.	3,239,945
97,100		iShares MSCI Emerging Markets	10,661,580
56,600		UBS AG	3,402,896
		TOTAL	18,494,758
		Energy--11.8%
381,460		BP PLC	4,304,165
3,316,000		China Petroleum and Chemical Corp. (Sinopec)	2,621,681
73,900		EnCana Corp.	3,841,079
214,800		Talisman Energy, Inc.	3,605,548
41,700		Technip SA	2,921,425
46,040		Total SA, Class B	3,265,110
38,000	[1]	Transocean Sedco Forex, Inc.	2,962,100
		TOTAL	23,521,108
		Food & Staples Retailing--1.4%
45,400		Carrefour SA	2,838,526
		Food Beverage & Tobacco--4.4%
159,100		Diageo PLC	3,054,010
17,000		InBev	1,115,567
600		Japan Tobacco, Inc.	2,659,064
5,500		Nestle SA	1,941,338
		TOTAL	8,769,979
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care Equipment & Services--0.5%
15,200		Alfresa Holdings Corp.	$974,334
		Insurance--3.6%
102,577		AXA	3,885,251
17,100		Allianz AG	3,327,888
		TOTAL	7,213,139
		Materials--10.2%
57,000		Alcan, Inc.	2,742,270
57,800		Companhia Vale Do Rio Doce, ADR	1,604,528
282,400	[1]	Gabriel Resources Ltd.	1,261,101
73,901		Goldcorp, Inc., Class A	2,303,494
109,500		JSR Corp.	2,743,294
76,500	[1]	Kinross Gold Corp.	958,545
20,484		Linde AG	2,018,052
16,000		Potash Corp. of Saskatchewan, Inc.	2,254,892
227,000		Taiyo Nippon Sanso Corp.	2,025,753
186,100		Tokuyama Corp.	2,491,944
		TOTAL	20,403,873
		Media--1.4%
70,700		Vivendi SA	2,719,998
		Pharmaceuticals Biotechnology & Life Sciences--8.1%
47,400		Astellas Pharma, Inc.	2,071,997
47,393		AstraZeneca PLC	2,748,301
75,551	[1]	GlaxoSmithKline PLC	2,006,428
50,600		Novartis AG	2,949,274
13,510		Roche Holding AG	2,440,683
63,700		Shire PLC, ADR	3,860,220
		TOTAL	16,076,903
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Real Estate--3.2%
143,000		Mitsubishi Estate Co. Ltd.	$3,533,152
247,700		Sun Hung Kai Properties	2,808,567
		TOTAL	6,341,719
		Semiconductors & Semiconductor Equipment--1.1%
28,900		Tokyo Electron Ltd.	2,232,007
		Software & Services--1.1%
10,500		SAP AG	2,195,151
		Technology Hardware & Equipment--5.0%
1,064,500		Acer Sertek, Inc.	2,297,529
55,600		Canon, Inc.	2,939,588
33,100		Nidec Corp.	2,587,836
111,810		Nokia Oyj	2,249,269
		TOTAL	10,074,222
		Telecommunication Services--7.0%
4,773	[1]	Neuf Cegetel	157,522
36,100		Philippine Long Distance Telephone Co.	1,792,793
1,990,800		Singapore Telecom Ltd.	3,724,869
153,700		Tele2 AB, Class B	1,974,828
342,300	[1]	Telstra Corp. Ltd.	631,935
684,600		Telstra Corp. Ltd.	2,036,235
224,900	[1]	Total Access Communication Public Co. Ltd., Class F	1,007,552
971,819		Vodafone Group PLC	2,569,423
		TOTAL	13,895,157
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Transportation--1.1%
809,600		Macquarie Airports	$2,267,506
		TOTAL COMMON STOCKS (IDENTIFIED COST $155,161,199)	197,350,155
		REPURCHASE AGREEMENT--0.9%
$1,889,000		Interest in $2,000,000,000 joint repurchase agreement 5.32%, dated 11/30/2006 under which Credit Suisse First Boston LLC will repurchase U.S. Government Agency securities with various maturities to 8/16/2043 for $2,000,295,556 on 12/1/2006. The market value of the underlying securities at the end of the period was $2,060,008,358 (AT COST).	1,889,000
		TOTAL INVESTMENTS--99.9% (IDENTIFIED COST $157,050,199) [2]	199,239,155
		OTHER ASSETS AND LIABILITIES - NET--0.1%	125,600
		TOTAL NET ASSETS--100%	$199,364,755

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $157,608,783.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2006

Assets:
Total investments in securities, at value (identified cost $157,050,199)		$199,239,155
Cash denominated in foreign currencies (identified cost $237,545)		243,393
Cash		984,950
Income receivable		325,240
Receivable for shares sold		165,759
Other assets		26,283
TOTAL ASSETS		200,984,780
Liabilities:
Payable for investments purchased	$984,797
Payable for shares redeemed	367,553
Payable for custodian fees	29,518
Payable for transfer and dividend disbursing agent fees and expenses	69,173
Payable for distribution services fees (Note 5)	33,552
Payable for shareholder services fees (Note 5)	70,225
Accrued expenses	65,207
TOTAL LIABILITIES		1,620,025
Net assets for 15,822,181 shares outstanding		$199,364,755
Net Assets Consist of:
Paid-in capital		$145,508,266
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		42,201,845
Accumulated net realized gain on investments and foreign currency transactions		10,974,467
Undistributed net investment income		680,177
TOTAL NET ASSETS		$199,364,755

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($143,457,412 ÷ 11,218,723 shares outstanding), $0.001, par value, 100,000,000 shares authorized	$12.79
Offering price per share (100/94.50 of $12.79) [1]	$13.53
Redemption proceeds per share (98.00/100 of $12.79) [1]	$12.53
Class B Shares:
Net asset value per share ($21,052,480 ÷ 1,733,333 shares outstanding), $0.001, par value, 100,000,000 shares authorized	$12.15
Offering price per share	$12.15
Redemption proceeds per share (92.50/100 of $12.15) [1]	$11.24
Class C Shares:
Net asset value per share ($34,854,863 ÷ 2,870,125 shares outstanding), $0.001, par value, 100,000,000 shares authorized	$12.14
Offering price per share (100/99.00 of $12.14) [1]	$12.26
Redemption proceeds per share (97.00/100 of $12.14) [1]	$11.78

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $372,390)		$4,268,750
Interest		311,548
TOTAL INCOME		4,580,298
Expenses:
Investment adviser fee (Note 5)	$2,452,377
Administrative personnel and services fee (Note 5)	230,000
Custodian fees	116,332
Transfer and dividend disbursing agent fees and expenses	325,725
Directors'/Trustees' fees	4,812
Auditing fees	23,943
Legal fees	10,368
Portfolio accounting fees	67,182
Distribution services fee--Class B Shares (Note 5)	165,633
Distribution services fee--Class C Shares (Note 5)	220,437
Shareholder services fee--Class A Shares (Note 5)	283,321
Shareholder services fee--Class B Shares (Note 5)	55,211
Shareholder services fee--Class C Shares (Note 5)	71,910
Share registration costs	43,672
Printing and postage	44,063
Insurance premiums	7,641
Taxes	14,557
Interest Expense	1,012
Miscellaneous	5,000
TOTAL EXPENSES	4,143,196

Statement of Operations - continued

Waivers and Expense Reduction (Note 5):
Waiver of investment adviser fee	$(547,481)
Waiver of administrative personnel and services fee	(43,038)
Fees paid indirectly from directed brokerage arrangements	(326)
TOTAL WAIVERS AND EXPENSE REDUCTION		$(590,845)
Net expenses			$3,552,351
Net investment income			1,027,947
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			20,506,392
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			19,289,151
Net realized and unrealized gain on investments and foreign currency transactions			39,795,543
Change in net assets resulting from operations			$40,823,490

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,027,947	$1,583,932
Net realized gain on investments and foreign currency transactions	20,506,392	13,022,809
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	19,289,151	5,663,436
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	40,823,490	20,270,177
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,235,275)	--
Class B Shares	(10,776)	--
Class C Shares	(70,180)	--
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	(2,822,415)	--
Class B Shares	(486,481)	--
Class C Shares	(509,387)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,134,514)	--
Share Transactions:
Proceeds from sale of shares	47,214,010	59,959,054
Net asset value of shares issued to shareholders in payment of distributions declared	2,756,802	--
Cost of shares redeemed	(64,186,340)	(44,046,719)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(14,215,528)	15,912,335
Change in net assets	21,473,448	36,182,512
Net Assets:
Beginning of period	177,891,307	141,708,795
End of period (including undistributed net investment income of $680,177 and $1,325,995, respectively)	$199,364,755	$177,891,307

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2006

1. ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated International Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. All shares of the Fund have equal rights with respect to voting except on class-specific matters. The primary investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Directors (the "Directors") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for investments in other open-end regulated investment companies, based on net asset value;
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Directors have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Directors, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at year end, if any, are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,341,259	$27,171,482	4,830,960	$46,664,264
Shares issued to shareholders in payment of distributions declared	165,542	1,771,301	--	--
Shares redeemed	(3,986,450)	(45,719,712)	(2,953,826)	(29,229,201)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,479,649)	$(16,776,929)	1,877,134	$17,435,063

Year Ended November 30	2006		2005
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	444,201	$4,938,382	352,984	$3,332,723
Shares issued to shareholders in payment of distributions declared	43,565	446,103	--	--
Shares redeemed	(938,503)	(10,393,327)	(1,036,890)	(9,770,418)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(450,737)	$(5,008,842)	(683,906)	$(6,437,695)

Year Ended November 30	2006		2005
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,369,829	$15,104,146	1,054,322	$9,962,067
Shares issued to shareholders in payment of distributions declared	52,676	539,398	--	--
Shares redeemed	(729,474)	(8,073,301)	(537,554)	(5,047,100)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	693,031	$7,570,243	516,768	$4,914,967
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,237,355)	$(14,215,528)	1,709,996	$15,912,335

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and foreign capital gains tax adjustments.

For the year ended November 30, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains
$14,248	$(357,534)	$343,286

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended November 30, 2006, was as follows:

2006
Ordinary income [1]	$1,316,231
Long-term capital gains	$3,818,283

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,121,372
Undistributed long-term capital gain	$10,237,721
Net unrealized appreciation	$41,643,261
Capital loss carryforward	$(7,145,865)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and passive foreign investment company adjustments.

At November 30, 2006, the cost of investments for federal tax purposes was $157,608,783. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $41,630,372. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $42,246,591 and net unrealized depreciation from investments for those securities having an excess of cost over value of $616,219.

At November 30, 2006, the Fund had a capital loss carryforward of $7,145,865 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$2,400,708
2009	$3,871,854
2010	$873,303

As a result of the tax-free transfer of assets from Federated European Equity Fund, Federated Asia Pacific Growth Fund and Federated Emerging Markets Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $2,500,622 to offset taxable capital gains realized during the year ended November 30, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. For the year ended November 30, 2006, the Adviser voluntarily waived $547,481 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. For the year ended November 30, 2006, the net fee paid to FAS was 0.095% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2006, FSC retained $39,590 of fees paid by the Fund. For the year ended November 30, 2006, Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended November 30, 2006, FSC retained $12,318 in sales charges from the sale of Class A Shares. FSC also retained $299 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Investment Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in-capital. For the year ended November 30, 2006, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $4,919, $884 and $896, respectively.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), for providing services to shareholders and maintaining shareholder accounts. For the year ended November 30, 2006, FSSC received $57,354 of fees paid by the Fund.

Commencing on August 1, 2005, and continuing through November 30, 2005, FSSC reimbursed daily a portion of the shareholder services fee. This reimbursement resulted from an administrative delay in the implementation of contractual terms of the shareholder service fee agreement. The reimbursement amounted to $73,726 for the year ended November 30, 2005.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses (including the distribution (12b-1) fee) so that the total operating expenses paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers, reimbursements and/or reductions) will not exceed 1.65%, 2.40%, and 2.40%, respectively, for the fiscal year ending November 30, 2007. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after January 31, 2008.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2006, the Fund's expenses were reduced by $326 under these arrangements.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2006, were as follows:

Purchases	$184,512,526
Sales	$201,988,075

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2006, there were no outstanding loans. During the year ended November 30, 2006, the maximum outstanding borrowing was $823,000. The Fund had an average outstanding daily balance of $802,667 with a high and low interest rate of 4.81% and 4.75% respectively, representing only the days the LOC was utilized. Interest expense totaled $1,012 for the year ended November 30, 2006.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than May 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2006, the amount of long-term capital gains designated by the Fund was $3,818,283.

For the fiscal year ended November 30, 2006, 100.0% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2006, 0.0% qualify for the dividends received deduction available to corporate shareholders.

If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

For the fiscal year ended November 30, 2006, the Fund derived $4,650,864 of gross income from foreign sources and paid foreign taxes of $340,938.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities of Federated International Capital Appreciation Fund (the "Fund"), one of the portfolios constituting Federated World Investment Series, Inc., including the portfolio of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 12, 2007

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Corporation comprised 4 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT and DIRECTOR Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated) Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA CHAIRMAN AND DIRECTOR Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA DIRECTOR Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA DIRECTOR Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Allegheny Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated) Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For the periods ending December 31, 2005, the Fund's performance for the three year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Got to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated International Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U813
Cusip 31428U797
Cusip 31428U789

G02270-01 (1/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International High Income Fund

Established 1996

A Portfolio of Federated World Investment Series, Inc.

11TH ANNUAL SHAREHOLDER REPORT

November 30, 2006

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$9.02	$8.69		$8.56	$7.09	$7.22
Income From Investment Operations:
Net investment income	0.54	0.59	[1]	0.67	0.71	0.80 [1]
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures transactions and swap transactions	0.65	0.34		0.20	1.43	(0.17)
TOTAL FROM INVESTMENT OPERATIONS	1.19	0.93		0.87	2.14	0.63
Less Distributions:
Distributions from net investment income	(0.54)	(0.60)		(0.74)	(0.67)	(0.76)
Distributions from net realized gain on investments, foreign currency transactions, futures transactions and swap transactions	(0.22)	--		--	--	--
TOTAL DISTRIBUTIONS	(0.76)	(0.60)		(0.74)	(0.67)	(0.76)
Net Asset Value, End of Period	$9.45	$9.02		$8.69	$8.56	$7.09
Total Return [2]	13.83%	11.08	% [3]	10.73%	31.27%	9.06%

Ratios to Average Net Assets:
Net expenses	1.16%	1.07%		1.16%	1.16%	1.16%
Net investment income	5.82%	6.64%		7.11%	8.37%	11.07%
Expense waiver/reimbursement [4]	0.32%	0.45%		0.37%	0.31%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$113,935	$95,330		$66,396	$70,690	$75,452
Portfolio turnover	77%	74%		39%	108%	120%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the period, the Fund was reimbursed by the shareholder services provider, which had an impact of 0.09% on the total return. See Notes to Financial Statements (Note 5).

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.02	$8.69	$8.56	$7.09	$7.22
Income From Investment Operations:
Net investment income	0.48	0.51 [1]	0.61	0.66	0.75 [1]
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures transactions and swap transactions	0.64	0.35	0.19	1.42	(0.17)
TOTAL FROM INVESTMENT OPERATIONS	1.12	0.86	0.80	2.08	0.58
Less Distributions:
Distributions from net investment income	(0.47)	(0.53)	(0.67)	(0.61)	(0.71)
Distributions from net realized gain on investments, foreign currency transactions, futures transactions and swap transactions	(0.22)	--	--	--	--
TOTAL DISTRIBUTIONS	(0.69)	(0.53)	(0.67)	(0.61)	(0.71)
Net Asset Value, End of Period	$9.45	$9.02	$8.69	$8.56	$7.09
Total Return [2]	12.95%	10.23%	9.90%	30.28%	8.26%

Ratios to Average Net Assets:
Net expenses	1.93%	1.91%	1.91%	1.91%	1.91%
Net investment income	5.05%	5.80%	6.34%	7.62%	10.34%
Expense waiver/reimbursement [3]	0.32%	0.38%	0.37%	0.31%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$42,902	$57,496	$69,973	$77,473	$60,477
Portfolio turnover	77%	74%	39%	108%	120%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.01	$8.68	$8.55	$7.09	$7.22
Income From Investment Operations:
Net investment income	0.48	0.51 [1]	0.61	0.67	0.75 [1]
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures transactions and swap transactions	0.64	0.35	0.19	1.40	(0.17)
TOTAL FROM INVESTMENT OPERATIONS	1.12	0.86	0.80	2.07	0.58
Less Distributions:
Distributions from net investment income	(0.47)	(0.53)	(0.67)	(0.61)	(0.71)
Distributions from net realized gain on investments, foreign currency transactions, futures transactions and swap transactions	(0.22)	--	--	--	--
TOTAL DISTRIBUTIONS	(0.69)	(0.53)	(0.67)	(0.61)	(0.71)
Net Asset Value, End of Period	$9.44	$9.01	$8.68	$8.55	$7.09
Total Return [2]	12.97%	10.24%	9.90%	30.17%	8.26%

Ratios to Average Net Assets:
Net expenses	1.93%	1.91%	1.91%	1.91%	1.91%
Net investment income	5.07%	5.80%	6.34%	7.62%	10.34%
Expense waiver/reimbursement [3]	0.32%	0.38%	0.37%	0.31%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$27,979	$24,008	$19,270	$15,260	$9,656
Portfolio turnover	77%	74%	39%	108%	120%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and /or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charge (loads) on purchases or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2006	Ending Account Value 11/30/2006	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,115.20	$ 6.15
Class B Shares	$1,000	$1,110.80	$10.21
Class C Shares	$1,000	$1,111.10	$10.21
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.25	$ 5.87
Class B Shares	$1,000	$1,015.39	$ 9.75
Class C Shares	$1,000	$1,015.39	$ 9.75

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.16%
Class B Shares	1.93%
Class C Shares	1.93%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 13.83% for Class A Shares, 12.95% for Class B Shares and 12.97% for Class C Shares. The total return of the J.P. Morgan Emerging Market Bond Index Global, a broad-based securities market index ("JPM-EMBIG"), 1 was 11.17% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the JPM-EMBIG.

During the 12-month reporting period, the most significant factors affecting the fund's performance relative to the JPM-EMBIG were: (1) the credit quality of the portfolio securities (which indicate the risk that securities will default); (2) the duration of its portfolio (which indicates the portfolio's price sensitivity to interest rates); (3) the fund's exposure to foreign currencies; and (4) the allocation of securities to corporate credits versus sovereign credits.

For purposes of the following, the discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

Emerging debt markets 2 had a solid performance during the fiscal year due to a number of global macroeconomic factors such as low real interest rate environment, continued positive global growth, high commodity prices supported by solid global demand, and general improvement in credit quality of the emerging market bond sector.

Despite significant increases in short-term interest rates in the United States, global real interest rates remained low which in turn, contributed to continued economic growth in key markets such as the United States, China, India and renewed growth signs in Japan and Europe.

1 The JPM-EMBIG is a total return, unmanaged, trade-weighted index for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The JPM-EMBIG tracks total return for issuers in 33 countries. The JPM-EMBIG is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

2 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in more developed countries.

Higher global growth increased demand not only for hard commodities including oil and gas, and base metals--whose primary suppliers are emerging market countries, but also for soft commodities such as agricultural products for which some emerging countries are key suppliers. In addition to the positive impact from higher export revenues from commodities and intermediate products, emerging economies have had material improvements in fiscal policy which has translated into reduced borrowing requirements and higher sovereign credit ratings. During the year some of the larger emerging economies such as Brazil, Mexico and Russia have reduced the amount of external public sector debt via repayment operations of external and multilateral liabilities. In light of these favorable macroeconomic conditions (and most especially relatively low global interest rate environment), demand for emerging market bonds increased over the reporting period, which further contributed to the positive relative performance of the emerging market bond sector versus other sectors of the global fixed income market.

CREDIT QUALITY 3

During the reporting period, as compared to the JPM-EMBIG, fund management allocated more of its portfolio to countries with clear prospects for improvements in sovereign credit quality such as Brazil, Mexico, Peru and Russia, and less to countries with only marginal prospects for improvement such as Turkey, Philippines, and Panama. Fund management anticipated continued improvement in credit quality for emerging market bonds in general because of the factors mentioned in the market overview. In fact, those countries selected for larger allocations in the fund received one notch credit rating upgrade by at least one of the major rating agencies during the reporting period, while those with lower allocations had no credit rating changes over the same period.

Additionally, because of low inflationary pressures in the United States, short-term interest rates in the United States increased at a gradual pace which allowed emerging debt markets--primarily lower quality credits--to remain as an attractive investment alternative for global investors. The fund's combination of selected high and low quality credits greatly contributed to fund performance relative to the JPM-EMBIG.

3 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

DURATION 4

During most of the reporting period, fund management allocated a larger percentage of the sovereign bonds from each country owned by the fund to securities with longer duration than the equivalent sub-indices in JPM-EMBIG. With the anticipation of a greater adjustment to lower interest rates for longer duration securities, the fund was positioned to benefit from bonds with longer duration and potentially larger bond price movements. This strategy was implemented in various stages during the reporting period, to adjust for periods of greater or reduced market uncertainty regarding the global economic outlooks, and expectations for monetary policy actions primarily in the United States, which have immediate impact on emerging markets. For the reporting period, the strategy of maintaining exposure to longer duration bonds versus the JPM-EMBIG contributed about 30% of the excess return of the fund.

LOCAL MARKETS

During the reporting period, fund management increased the percentage of the portfolio allocated to local currency denominated securities in emerging markets. These investments are considered off-index. With good prospects for economic growth and declining inflation rates in countries such as Mexico and Brazil, local market securities strongly benefited from declining nominal and real interest rates and appreciation of the currency. The fund's investments in local market securities were positive contributors to fund performance during the reporting period.

CORPORATE CREDITS

Corporate credits, which are not represented in the JPM-EMBIG, are a core component of the fund's portfolio of investments. The corporate portfolio is represented by companies with strong position in each of its markets, in some cases on a global basis. One particular factor that contributed to fund performance was the fund's allocation to corporate issuers within the Commodities sector (and, in particular, the oil & gas sub-sectors). Overall, the fund's allocation to corporate credits resulted in outperformance with respect to the sovereign credits in the portfolio.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International High Income Fund (Class A Shares) (the "Fund") from November 30, 1996 to November 30, 2006, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG). 2

Average Annual Total Return [3] for the Period Ended 11/30/2006
1 Year	8.65%
5 Years	13.87%
10 Years	8.98%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMBIG is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International High Income Fund (Class B Shares) (the "Fund") from November 30, 1996 to November 30, 2006, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG). 2

Average Annual Total Return [3] for the Period Ended 11/30/2006
1 Year	7.45%
5 Years	13.81%
10 Years	8.76%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMBIG is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International High Income Fund (Class C Shares) (the "Fund") from November 30, 1996 to November 30, 2006, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG) 2 ..

Average Annual Total Return [3] for the Period Ended 11/30/2006
1 Year	10.86%
5 Years	13.82%
10 Years	8.48%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMBIG is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At November 30, 2006, the Fund's issuer country and currency exposure composition 1 were as follows:

Country	Country Exposure as a Percentage of Total Net Assets	Currency Exposure as a Percentage of Total Net Assets
Brazil	19.4%	1.6%
Mexico	18.6%	7.1%
Russia	13.7%	0.0%
Philippines	8.1%	0.0%
Venezuela	5.6%	0.0%
Argentina	4.8%	0.0%
Peru	4.7%	0.0%
Turkey	4.6%	0.0%
Colombia	4.1%	0.0%
Ecuador	2.8%	0.0%
Uruguay	2.4%	0.0%
Indonesia	2.0%	0.0%
Netherlands	1.4%	0.0%
Malaysia	1.3%	0.0%
El Salvador	0.7%	0.0%
Belize	0.6%	0.0%
Hong Kong	0.6%	0.0%
Dominican Republic	0.5%	0.0%
Spain	0.4%	0.0%
Kazakhstan	0.3%	0.0%
Ukrainan SSR	0.1%	0.0%
United States [2]	0.0%	86.7%
Euro	0.0%	1.3%
Cash Equivalents [3]	2.6%	2.6%
Other Assets and Liabilities--Net [4]	0.7%	0.7%
TOTAL	100.0%	100.0%

1 This table depicts the fund's exposure to various countries and currencies through its investment in foreign fixed-income securities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the "Issuer") is incorporated. However, the Fund's adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's office, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.

2 Consists of U.S. dollar denominated fixed-income securities issued by an entity not domiciled in the United States.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

November 30, 2006

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		COMMON STOCKS--0.4%
		Telecommunications & Cellular--0.4%
1,285,485	[1]	Jazztel PLC (IDENTIFIED COST $1,434,323)	$749,070
		CORPORATE BONDS--29.4%
		Aerospace & Defense--0.5%
$1,000,000	[2,3]	Embraer Overseas Ltd., Sr. Unsecd. Note, 6.375%, 1/24/2017	1,006,000
		Banking--2.9%
1,750,000	[2,3]	Banco Credito del Peru, Sub. Note, 6.95%, 11/7/2021	1,779,383
1,357,690	[2,3]	Banco de Galicia y Buenos Aires S.A. de C.V., Series 144A, 11.00%, 1/1/2019	1,501,944
500,000	[2,3]	Kazkommerts International BV, Company Guarantee, Series 144A, 8.00%, 11/3/2015	521,250
1,500,000	[2,3]	VTB Capital SA, Bond, 6.25%, 6/30/2035	1,509,225
		TOTAL	5,311,802
		Broadcast Radio & TV--1.7%
2,500,000		Grupo Televisa SA, Sr. Note, 8.50%, 3/11/2032	3,080,375
		Building Materials--0.6%
1,000,000	[2,3]	Votorantim Overseas IV, Note, Series 144A, 7.75%, 6/24/2020	1,111,250
		Cable & Wireless Television--1.4%
2,500,000		Satelites Mexicanos SA, Sr. Note, 10.125%, 12/31/2006	2,587,500
		Container & Glass Products--1.2%
790,000		Vitro SA, Sr. Note, Series EXCH, 11.375%, 5/15/2007	790,000
1,300,000		Vitro SA, Note, 11.75%, 11/1/2013	1,387,750
		TOTAL	2,177,750
		Food Products--0.6%
1,000,000	[2,3]	JBS SA, Company Guarantee, Series 144A, 10.50%, 8/4/2016	1,046,500
		Hotels, Motels, Inns & Casinos--0.8%
1,500,000	[2,3]	Grupo Posadas SA de C.V., Sr. Note, 8.75%, 10/4/2011	1,571,250
Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Leisure & Entertainment--1.1%
$900,000	[2,3]	Cap Cana SA, Series 144A, 9.625%, 11/3/2013	$911,250
500,000	[2,3]	Galaxy Entertainment Finance Co. Ltd., Company Guarantee, 10.42%, 12/15/2010	537,500
500,000	[2,3]	Galaxy Entertainment Finance Co. Ltd., Company Guarantee, 9.875%, 12/15/2012	536,250
		TOTAL	1,985,000
		Metals & Mining--4.4%
1,500,000	[2,3]	Adaro Finance BV, Company Guarantee, Series 144A, 8.50%, 12/8/2010	1,545,000
2,000,000		Alrosa Finance SA, Company Guarantee, 8.875%, 11/17/2014	2,306,000
2,000,000		Grupo Minero Mexico, 9.25%, 4/1/2028	2,400,000
1,750,000		Vale Overseas Ltd., 6.875%, 11/21/2036	1,798,125
		TOTAL	8,049,125
		Oil & Gas--9.4%
2,500,000		Bluewater Finance Ltd., Company Guarantee, 10.25%, 2/15/2012	2,637,500
2,960,000	[2,3]	Gaz Capital SA, Note, Series 144A, 8.625%, 4/28/2034	3,811,000
2,200,000	[2,3]	Gazprom, Note, Series 144A, 9.625%, 3/1/2013	2,630,100
1,250,000	[2,3]	Gazprom, Series 144A, 5.03%, 2/25/2014	1,664,543
1,250,000		Pemex Project Funding Master, 6.625%, 6/15/2035	1,284,563
1,900,000		Petronas Capital Ltd., Series REGS, 7.875%, 5/22/2022	2,375,612
3,000,000	[2,3]	Petrozuata Finance, Inc., Company Guarantee, Series 144A, 8.22%, 4/1/2017	2,970,000
		TOTAL	17,373,318
		Steel--1.8%
1,200,000	[2,3]	CSN Islands IX Corp., Sr. Note, Series 144A, 10.00%, 1/15/2015	1,383,000
1,825,000	[2,3]	CSN Islands VIII Corp., Company Guarantee, Series 144A, 9.75%, 12/16/2013	2,053,125
		TOTAL	3,436,125
		Telecommunications & Cellular--1.6%
5,500,000		America Movil S.A. de C.V., Bond, 9.00%, 1/15/2016	516,062
2,000,000		Philippine Long Distance Telephone Co., Sr. Unsub., 11.375%, 5/15/2012	2,465,000
		TOTAL	2,981,062
Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Utilities--1.4%
$2,300,000	[2,3]	National Power Corp., Foreign Gov't. Guarantee, Series 144A, 9.62%, 8/23/2011	$2,604,327
		TOTAL CORPORATE BONDS (IDENTIFIED COST $49,188,690)	54,321,384
		GOVERNMENTS/AGENCIES--66.9%
		Sovereign--66.9%
7,231,219		Argentina, Government of, Note, 8.28%, 12/31/2033	7,390,306
7,000,000		Brazil, Government of, 10.00%, 1/1/2012	2,987,086
4,900,000		Brazil, Government of, 8.875%, 4/15/2024	6,076,000
7,646,000		Brazil, Government of, Bond, 8.25%, 1/20/2034	9,228,722
3,750,000		Brazil, Government of, Note, 8.75%, 2/4/2025	4,612,500
4,200,000		Brazil, Government of, Unsub., 11.00%, 8/17/2040	5,600,700
1,700,000		Colombia, Government of, 7.375%, 9/18/2037	1,780,750
2,000,000		Colombia, Government of, 8.25%, 12/22/2014	2,262,000
2,350,000		Colombia, Government of, Bond, 8.125%, 5/21/2024	2,669,600
800,000		Colombia, Government of, Note, 7.375%, 1/27/2017	855,200
1,200,000		El Salvador, Government of, Bond, 7.75%, 1/24/2023	1,371,000
1,800,000	[2,3]	Indonesia, Government of, 8.50%, 10/12/2035	2,187,000
46,690,500		Mexico, Government of, 8.00%, 12/7/2023	4,298,114
75,960,000		Mexico, Government of, Bond, 10.00%, 12/5/2024	8,321,740
800,000		Mexico, Government of, Bond, 11.50%, 5/15/2026	1,294,000
3,000,000		Mexico, Government of, Note, 4.625%, 10/8/2008	2,970,000
3,200,000		Mexico, Government of, Note, 8.125%, 12/30/2019	3,922,720
1,000,000		Peru, Government of, Bond, 7.35%, 7/21/2025	1,107,500
4,500,000		Peru, Government of, Bond, 8.75%, 11/21/2033	5,816,250
1,250,000		Philippines, Government of, 9.875%, 1/15/2019	1,615,625
2,200,000		Philippines, Government of, Bond, 7.75%, 1/14/2031	2,455,750
1,600,000		Philippines, Government of, Bond, 9.50%, 10/21/2024	2,052,000
1,400,000		Philippines, Government of, Note, 8.25%, 1/15/2014	1,569,750
1,620,000		Philippines, Government of, Sr. Note, 9.50%, 2/2/2030	2,130,300
2,900,000		Republic of Ecuador, 10.00%, 8/15/2030	2,704,250
2,500,000		Republic of Ecuador, 9.375%, 12/15/2015	2,500,000
Foreign Currency Par Amount			Value in U.S. Dollars
		GOVERNMENTS/AGENCIES--continued
		Sovereign--continued
$3,187,000		Republica Oriental del Uruguay, 7.625%, 3/21/2036	$3,386,188
11,800,000		Russia, Government of, Unsub., 5.00%, 3/31/2030	13,378,250
5,300,000		Turkey, Government of, 6.875%, 3/17/2036	5,015,125
3,500,000		Turkey, Government of, Note, 7.375%, 2/5/2025	3,561,250
102,696		Ukraine, Government of, Sr. Note, 11.00%, 3/15/2007	104,180
1,000,000		Uruguay, Government of, Note, 8.00%, 11/18/2022	1,120,000
6,900,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	7,295,025
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $113,909,966)	123,638,881
		REPURCHASE AGREEMENT--2.6%
4,881,000		Interest in $2,000,000,000 joint repurchase agreement 5.32%, dated 11/30/2006 under which Credit Suisse First Boston Corp. will repurchase U.S. Government Agency securities with various maturities to 8/16/2043 for $2,000,295,556 on 12/1/2006. The market value of the underlying securities at the end of the period was $2,060,008,358 (AT COST).	4,881,000
		TOTAL INVESTMENTS--99.3% (IDENTIFIED COST $169,413,979) [4]	183,590,335
		OTHER ASSETS AND LIABILITIES - NET--0.7%	1,224,993
		TOTAL NET ASSETS--100%	$184,815,328

1 Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2006, these restricted securities amounted to $32,879,897 which represented 17.8% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors. At November 30, 2006, these liquid restricted securities amounted to $32,879,897 which represented 17.8% of total net assets.

4 The cost of investments for federal tax purposes amounts to $169,790,125.

At November 30, 2006, the Fund had the following outstanding credit default swaps:

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell	Pay/ Receive Fixed Rate	Expiration Date	Notional Amount	Appreciation/ (Depreciation)
JP Morgan Chase	Republic of Hungary 4.75%, 2/3/2015	Buy	0.300%	11/20/2011	$1,500,000	$(39)
JP Morgan Chase	Dow Jones CDX Index	Buy	1.400%	12/20/2011	$15,000,000	--
JP Morgan Chase	Bolivarian Republic of Venezuela 9.25%, 9/15/2027	Sell	1.460%	11/20/2011	$1,500,000	$(4,369)
TOTAL SWAPS						$(4,408)

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2006

Assets:
Total investments in securities, at value (identified cost $169,413,979)		$183,590,335
Cash		1,723,339
Cash denominated in foreign currencies (identified cost $37,786)		38,420
Income receivable		3,038,779
Receivable for investments sold		15,000,000
Receivable for shares sold		1,802,318
TOTAL ASSETS		205,193,191
Liabilities:
Payable for investments purchased	$19,316,701
Payable for shares redeemed	544,662
Income distribution payable	289,414
Payable for distribution services fee (Note 5)	43,741
Payable for shareholder services fee (Note 5)	40,688
Payable for swap contracts	4,695
Accrued expenses	137,962
TOTAL LIABILITIES		20,377,863
Net assets for 19,556,356 shares outstanding		$184,815,328
Net Assets Consist of:
Paid-in capital		$162,967,626
Net unrealized appreciation of investments, translation of assets and liabilities in foreign currency and swap contracts		14,170,254
Accumulated net realized gain on investments, foreign currency transactions, futures contracts and swap contracts		7,339,223
Undistributed net investment income		338,225
TOTAL NET ASSETS		$184,815,328
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($113,934,522÷ 12,053,432 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$9.45
Offering price per share (100/95.50 of $9.45) [1]		$9.90
Redemption proceeds per share		$9.45
Class B Shares:
Net asset value per share ($42,901,827÷ 4,539,734 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$9.45
Offering price per share		$9.45
Redemption proceeds per share (94.50/100 of $9.45) [1]		$8.93
Class C Shares:
Net asset value per share ($27,978,979÷ 2,963,190 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$9.44
Offering price per share (100/99.00 of $9.44) [1]		$9.54
Redemption proceeds per share (99.00/100 of $9.44) [1]		$9.35

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2006

Investment Income:
Interest (net of foreign taxes withheld of $13,506)			$12,602,693
Expenses:
Investment adviser fee (Note 5)		$1,534,239
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		57,954
Transfer and dividend disbursing agent fees and expenses		238,494
Directors'/Trustees' fees		4,644
Auditing fees		24,431
Legal fees		12,047
Portfolio accounting fees		52,850
Distribution services fee--Class B Shares (Note 5)		370,324
Distribution services fee--Class C Shares (Note 5)		196,120
Shareholder services fee--Class A Shares (Note 5)		242,601
Shareholder services fee--Class B Shares (Note 5)		123,441
Shareholder services fee--Class C Shares (Note 5)		64,772
Share registration costs		50,347
Printing and postage		36,117
Insurance premiums		7,217
Miscellaneous		4,132
TOTAL EXPENSES		3,249,730
Waivers (Note 5):
Waiver of investment adviser fee	$(536,913)
Waiver of administrative personnel and services fee	(43,196)
TOTAL WAIVERS		(580,109)
Net expenses			2,669,621
Net investment income			9,933,072
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Futures Contracts and Swap Contracts:
Net realized gain on investments and foreign currency transactions (Net of foreign taxes withheld of $44,450)			9,775,761
Net realized gain on futures contracts			43,439
Net realized gain on swap contracts			28,500
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			1,277,036
Net change in unrealized loss on swap contracts			(4,408)
Net realized and unrealized gain on investments, foreign currency transactions, futures contracts and swap contracts			11,120,328
Change in net assets resulting from operations			$21,053,400

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,933,072	$10,058,660
Net realized gain on investments including allocation from partnership and foreign currency transactions	9,847,700	7,578,684
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	1,272,628	(1,341,968)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	21,053,400	16,295,376
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(6,295,030)	(5,277,890)
Class B Shares	(2,535,071)	(3,816,467)
Class C Shares	(1,346,064)	(1,245,536)
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	(2,325,464)	--
Class B Shares	(1,323,966)	--
Class C Shares	(580,203)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(14,405,798)	(10,339,893)
Share Transactions:
Proceeds from sale of shares	121,323,627	68,967,103
Net asset value of shares issued to shareholders in payment of distributions declared	8,576,786	5,353,643
Cost of shares redeemed	(128,566,307)	(59,081,822)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,334,106	15,238,924
Change in net assets	7,981,708	21,194,407
Net Assets:
Beginning of period	176,833,620	155,639,213
End of period (including undistributed net investment income of $338,225 and $124,410, respectively)	$184,815,328	$176,833,620

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2006

1. ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to seek a high level of current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Directors (the "Directors") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
  for investments in other open-end regulated investment companies, based on net asset value;
  for other fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost;
  prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Directors have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Directors, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Agreements

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index or other reference instrument. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. For the year ended November 30, 2006, the Fund had realized gains of $28,500 on swap contracts.

The Fund utilized credit default swap contracts. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at November 30, 2006 is $1,500,000. Credit default swap transactions involve greater risks than if a Fund had invested in reference obligation directly. The cash paid or received on a credit default swap is recognized as realized gains or losses when such a payment is paid or received.

Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract, from unanticipated changes in the value of the financial index on which the swap agreement is based, or from unfavorable changes in market conditions or interest rates. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

Swap contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains and losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2006, the Fund had net realized gains on futures contracts of $43,439.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments,

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2006, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	11,854,622	$108,464,837	5,835,838	$51,963,102
Shares issued to shareholders in payment of distributions declared	603,829	5,447,750	366,704	3,241,996
Shares redeemed	(10,973,083)	(98,680,433)	(3,278,711)	(29,061,827)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,485,368	$15,232,154	2,923,831	$26,143,271

Year Ended November 30	2006		2005
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	669,330	$6,062,246	1,047,409	$9,303,213
Shares issued to shareholders in payment of distributions declared	238,846	2,145,067	174,091	1,539,971
Shares redeemed	(2,743,670)	(24,851,514)	(2,898,197)	(25,742,039)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,835,494)	$(16,644,201)	(1,676,697)	$(14,898,855)

Year Ended November 30	2006		2005
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	745,972	$6,796,544	863,830	$7,700,788
Shares issued to shareholders in payment of distributions declared	109,532	983,969	64,676	571,676
Shares redeemed	(556,278)	(5,034,360)	(483,428)	(4,277,956)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	299,226	$2,746,153	445,078	$3,994,508
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(50,900)	$1,334,106	1,692,212	$15,238,924

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, foreign capital gains tax and discount accretion/premium amortization on debt securities.

For the year ended November 30, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Distributions in Excess of Net Investment Income	Accumulated Net Realized Gains
$456,908	$(456,908)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$10,176,165	$10,339,893
Long-term capital gains	$ 4,229,633	--

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,588,475
Undistributed long-term capital gain	$5,156,593
Net unrealized appreciation	$13,794,108
Other temporary adjustments	$(1,691,474)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, marked to market depreciation on swaps, discount accretion/premium amortization on debt securities, defaulted interest and forward foreign currency contracts.

At November 30, 2006, the cost of investments for federal tax purposes was $169,790,125. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation (depreciation) resulting from changes in foreign currency exchange rates and swap contracts was $13,800,210. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $14,879,151 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,078,941.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company (FIMCO), the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. For the year ended November 30, 2006, the Adviser voluntarily waived $536,913 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. For the year ended November 30, 2006, the net fee paid to FAS was 0.103% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2006, FSC retained $61,562 of fees paid by the Fund.

For the year ended November 30, 2006, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended November 30, 2006, FSC retained $24,269 in sales charges from the sale of Class A Shares. FSC also retained $14,931 of contingent deferred sales charges relating to redemptions of Class A Shares and $3,519 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended November 30, 2006, FSSC received $3,136 of fees paid by the Fund.

Commencing on August 1, 2005, and through November 29, 2005, FSSC reimbursed daily a portion of the shareholder services fee. This reimbursement resulted from an administrative delay in the implementation of contractual terms of shareholder service fee agreements. This reimbursement amounted to $56,033 for the year ended November 30, 2005.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses (including the distribution (12b-1) fee) so that the total operating expenses paid by the Fund's Class A Shares, Class B Shares, and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.16%, 1.95% and 1.95%, respectively, for the fiscal year ending November 30, 2007. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after January 31, 2008.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended November 30, 2006, were as follows:

Purchases	$131,727,636
Sales	$127,600,931

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LINE OF CREDIT

The Fund participates into a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2006, there were no outstanding loans. During the year ended November 30, 2006, the Fund did not utilize the LOC.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than May 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2006, the amount of long-term capital gains designated by the Fund was $4,229,633.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities of the Federated International High Income Fund, (the "Fund"), one of the portfolios constituting Federated World Investment Series, Inc., including the portfolio of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International High Income Fund, a portfolio of Federated World Investment Series, Inc. at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 12, 2007

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Corporation comprised 4 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT and DIRECTOR Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA CHAIRMAN and DIRECTOR Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA DIRECTOR Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA DIRECTOR Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED INTERNATIONAL HIGH INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2005. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated Funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Got to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated International High Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U771
Cusip 31428U763
Cusip 31428U755

G01949-01 (1/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International Small Company Fund

Established 1996

A Portfolio of Federated World Investment Series, Inc.

11TH ANNUAL SHAREHOLDER REPORT

November 30, 2006

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$32.72		$26.28		$21.50		$15.27		$17.53
Income From Investment Operations:
Net investment income (loss)	(0.14	) [1]	0.08	[1]	(0.10	) [1]	(0.02	) [1]	(0.08	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	9.50		6.36		4.88		6.25		(2.18)
TOTAL FROM INVESTMENT OPERATIONS	9.36		6.44		4.78		6.23		(2.26)
Less Distributions:
Distributions from net investment income	(0.17)		--		--		--		--
TOTAL FROM DISTRIBUTIONS	(0.17)		--		--		--		--
Net Asset Value, End of Period	$41.91		$32.72		$26.28		$21.50		$15.27
Total Return [2]	28.71%		24.51%		22.23	% [3]	40.80%		(12.89)%

Ratios to Average Net Assets:
Net expenses	1.84%		1.88	% [4]	1.98	% [4]	1.99	% [4]	2.07	% [4]
Net investment income (loss)	(0.36)%		0.28%		(0.43)%		(0.10)%		(0.49)%
Expense waiver/reimbursement [5]	0.00	% [6]	0.00	% [6]	0.00	% [6]	0.00	% [6]	0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$341,692		$245,837		$202,836		$215,691		$169,829
Portfolio turnover	70%		79%		63%		76%		101%
Redemption fees consisted of the following per share amounts	$0.00	[7]	--		$0.00	[7]	--		--

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the year, the Fund was reimbursed by the Adviser which had an impact of less than 0.01% on the total return. See Notes to Financial Statements (Note 5).

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.88%, 1.98%, 1.99% and 2.07% for the years ended November 30, 2005, 2004, 2003 and 2002, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6 Represents less than 0.01%.

7 Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$30.34		$24.56		$20.24		$14.48		$16.75
Income From Investment Operations:
Net investment loss	(0.38	) [1]	(0.14	) [1]	(0.27	) [1]	(0.14	) [1]	(0.20	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	8.80		5.92		4.59		5.90		(2.07)
TOTAL FROM INVESTMENT OPERATIONS	8.42		5.78		4.32		5.76		(2.27)
Net Asset Value, End of Period	$38.76		$30.34		$24.56		$20.24		$14.48
Total Return [2]	27.75%		23.53%		21.34	% [3]	39.78%		(13.55)%

Ratios to Average Net Assets:
Net expenses	2.59%		2.63	% [4]	2.73	% [4]	2.74	% [4]	2.82	% [4]
Net investment loss	(1.09)%		(0.52)%		(1.20)%		(0.85)%		(1.24)%
Expense waiver/reimbursement [5]	0.00	% [6]	0.00	% [6]	0.00	% [6]	0.00	% [6]	0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$128,181		$141,634		$169,262		$172,274		$151,312
Portfolio turnover	70%		79%		63%		76%		101%
Redemption fees consisted of the following per share amounts	$0.00	[7]	--		$0.00	[7]	--		--

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less one year, if any, are not annualized.

3 During the year, the Fund was reimbursed by the Adviser which had an impact of 0.05% on the total return. See Notes to Financial Statements (Note 5).

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.63%, 2.73%, 2.74% and 2.82% for the years ended November 30, 2005, 2004, 2003 and 2002, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment loss ratios shown above.

6 Represents less than 0.01%.

7 Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$30.31		$24.53		$20.21		$14.47		$16.73
Income From Investment Operations:
Net investment loss	(0.39	) [1]	(0.13	) [1]	(0.27	) [1]	(0.14	) [1]	(0.20	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	8.80		5.91		4.59		5.88		(2.06)
TOTAL FROM INVESTMENT OPERATIONS	8.41		5.78		4.32		5.74		(2.26)
Net Asset Value, End of Period	$38.72		$30.31		$24.53		$20.21		$14.47
Total Return [2]	27.75%		23.56	% [3]	21.38	% [3]	39.67%		(13.51)%

Ratios to Average Net Assets:
Net expenses	2.59%		2.63	% [4]	2.73	% [4]	2.74	% [4]	2.82	% [4]
Net investment loss	(1.10)%		(0.49)%		(1.20)%		(0.85)%		(1.24)%
Expense waiver/reimbursement [5]	0.00	% [6]	0.00	% [6]	0.00	% [6]	0.00	% [6]	0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$70,353		$56,292		$51,771		$52,189		$44,432
Portfolio turnover	70%		79%		63%		76%		101%
Redemption fees consisted of the following per share amounts	$0.00	[7]	--		$0.00	[7]	--		--

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the years ended November 30, 2005 and 2004, the Fund was reimbursed by the Adviser which had an impact of 0.04% and 0.05%, respectively, on total returns. See Notes to Financial Statements (Note 5).

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.63%, 2.73%, 2.74% and 2.82% for the years ended November 30, 2005, 2004, 2003 and 2002, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment loss ratios shown above.

6 Represents less than 0.01%.

7 Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and redemption/exchange fees; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2006	Ending Account Value 11/30/2006	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,068.90	$ 9.39
Class B Shares	$1,000	$1,064.80	$13.25
Class C Shares	$1,000	$1,064.90	$13.25
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.99	$ 9.15
Class B Shares	$1,000	$1,012.23	$12.91
Class C Shares	$1,000	$1,012.23	$12.91

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.81%
Class B Shares	2.56%
Class C Shares	2.56%

Management's Discussion of Fund Performance

The fund's total return for the fiscal year ended November 30, 2006 was 28.71% for Class A Shares, 27.75% for Class B Shares, and 27.75% for Class C Shares. The total return of the S&P/Citigroup EMI Growth World ex-U.S. Index ("EMI Index") 1 was 31.51% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the EMI Index.

The following discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

International small caps, 2 as measured by the EMI Index, had another strong year of performance. Despite higher oil and commodity prices, international small companies continued to grow their revenues and earnings. On a regional basis, European small cap stocks' had the best relative performance of all small cap regional markets (all figures in U.S. dollars with dividends for the fund's fiscal year) as the S&P/ Citigroup Europe EMI Growth Index 3 returned 46.30%. The S&P/Citigroup Asia Pacific, ex-Japan EMI Growth Index 4 gained 33.79%. The S&P/Citigroup Japan EMI Growth Index 5 returned (2.24)%. Clearly, Japan's small companies vastly underperformed other small caps during the period. However, one should note that Japan's entire stock market had underperformed considerably when compared to other major stock markets during the reporting period.

1 The EMI Index is an unmanaged index of mostly small capitalization stocks from countries excluding the United States chosen for their growth orientation. The index is unmanaged, and investments cannot be made directly in an index.

2 International investing involves special risks including currency risk, increased volatility of foreign securities and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.

3 The S&P/Citigroup European EMI Growth Index is an unmanaged capitalization-weighted, rules-based benchmark that captures the institutionally investable universe of all European small cap companies with more than USD 100 million in free-float market cap and which are classified as growth stocks, according to S&P/Citigroup style methodology. Investments cannot be made directly in an index.

4 The S&P/Citigroup Asia Pacific ex-Japan EMI Growth Index is a subset of the Global Citigroup Broad Market Index (BMI). The BMI includes all companies within a country that has market capitalization of at least $100 million USD. The EMI represents the lowest 20% of each country's available capital. S&P/Citigroup Asia Pacific ex-Japan EMI Growth Index represents approximately 700 companies from Australia, Hong Kong, New Zealand, Singapore, and South Korea. Each of the companies in this index has market capitalization which falls in the lowest 20% of their home countries BMI and also exhibit strong growth characteristics.

5 The S&P/Citigroup Japan EMI Growth Index is a subset of the Global Citigroup Broad Market Index (BMI). The BMI includes all companies with a country that has market capitalization of at least $100 million USD. The EMI represents the lowest 20% of each country's available capital. S&P/Citigroup Japan EMI Growth Index represents approximately 1,400 countries which fall in the lowest 20% of Japan's market capitalization that exhibit strong growth characteristics. S&P/Citigroup Growth and Value indices use three growth and four value variables to classify companies that are either growth, value or a combination of both. Indexes are unmanaged and investments cannot be made directly in an index.

Foreign currencies appreciated against the U.S. dollar with the Federal Reserve holding interest rates steady and an increasing concern of a U.S. economic slowdown emerged. The euro appreciated 12.3%, sterling rose 14.1%, and the yen gained 3.3% against the U.S. dollar during the reporting period.

FUND PERFORMANCE

Key drivers of the fund's positive performance came from the overweight relative investments in energy, materials (i.e., steel, copper, zinc, etc.), and capital goods. Individual stocks that contributed to the fund's performance (all total returns in U.S. dollars) included: Abengoa SA (1.6% of net assets) is a Spanish engineering and construction company which gained 133.9% during the reporting period; Eurozinc Mining Corp. (2.0% of net assets), a Canadian copper miner with mines in Portugal, rose 150.4% during the reporting period; and Geberit AG (1.2% of net assets), a Swiss plumbing systems and parts company, gained 101.1% during the reporting period.

The fund's relative performance was hurt by its relative overweight position in Japan. The poor stock price performance by Japanese small companies in conjunction with the more muted yen appreciation (relative to the euro), negatively impacted the fund. On a broader basis, weaker relative performance was delivered by investments in financials and consumer durables. Stocks that held back performance included Techtronic Industries , a Hong Kong manufacturer of Ryobi and Milwaukee power tools, and Dirt Devil vacuums, fell 44.9% during the reporting period; Uniden Corp. , a Japanese manufacturer of electronic equipment including cordless telephones, pagers, scanners, etc., fell 26.4% during the reporting period.

The depreciation of the U.S. dollar positively impacted the Fund's performance as the Fund's assets held in foreign currencies were unhedged and worth more when converted back to U.S. dollars.

GROWTH OF A $10,000 INVESTMENT--CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Small Company Fund (Class A Shares) (the "Fund") from November 30, 1996 to November 30, 2006 compared to the S&P/Citigroup EMI Growth World ex-U.S. Index. 2

Average Annual Total Returns [3] for the Period Ended 11/30/2006
1 Year	21.65%
5 Years	17.82%
10 Years	13.81%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P/Citigroup EMI Growth World ex-U.S. Index has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P/Citigroup EMI Growth World ex-U.S. Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Small Company Fund (Class B Shares) (the "Fund") from November 30, 1996 to November 30, 2006 compared to the S&P/Citigroup EMI Growth World ex-U.S. Index. 2

Average Annual Total Returns [3] for the Period Ended 11/30/2006
1 Year	22.25%
5 Years	18.06%
10 Years	13.77%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P/Citigroup EMI Growth World ex-U.S. Index has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P/Citigroup EMI Growth World ex-U.S. Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Small Company Fund (Class C Shares) (the "Fund") from November, 30 1996 to November 30, 2006 compared to the S&P/Citigroup EMI Growth World ex-U.S. Index. 2

Average Annual Total Returns [3] for the Period Ended 11/30/2006
1 Year	25.46%
5 Years	18.03%
10 Years	13.49%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and contingent deferred sales charge of 1.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. Effective April 1, 2003, the Fund began to charge a maximum sales charge of 1.00%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P/Citigroup EMI Growth World ex-U.S. Index has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P/Citigroup EMI Growth World ex-U.S. Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2006, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	14.9%
Canada	12.5%
France	9.5%
Japan	8.1%
Germany	7.4%
Spain	7.3%
Switzerland	7.1%
Norway	5.0%
Italy	4.3%
Netherlands	4.1%
Singapore	3.2%
Austria	3.1%
Belgium	2.4%
United States	2.0%
Ireland	1.5%
South Korea	1.5%
Sweden	1.0%
Australia	0.7%
Cyprus	0.7%
Finland	0.7%
Greece	0.6%
Denmark	0.5%
Hong Kong	0.5%
Malaysia	0.5%
Panama	0.4%
Cash Equivalents [2]	1.6%
Other Assets And Liabilities--Net [3]	(1.1)%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Cash Equivalents include any investments in mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

At November 30, 2006, the Fund's sector classification composition 4 was as follows:

Sector Composition	Percentage of Total Net Assets
Industrials	27.2%
Materials	19.1%
Consumer Discretionary	13.3%
Energy	13.1%
Information Technology	11.5%
Financials	7.9%
Consumer Staples	4.0%
Health Care	2.4%
Telecommunication Services	1.0%
Cash Equivalents [2]	1.6%
Other Assets And Liabilities--Net [3]	(1.1)%
TOTAL	100.0%

4 Except for Cash Equivalents and Other Assets and Liabilities-Net, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

November 30, 2006

Shares			Value
		COMMON STOCKS--98.8%
		Automobiles & Components--1.8%
986,961		IMMSI SPA	$2,855,975
212,000		Koito Manufacturing Co., Ltd.	3,084,169
190,350		Nokian Renkaat Oyj	3,940,169
		TOTAL	9,880,313
		Banks--2.6%
93,900		Atrium Co., Ltd.	2,676,947
207,824		Banco Pastor SA	3,927,559
447,000		Bank Fukuoka Ltd.	3,459,997
289,361		Bank of Cyprus Ltd.	3,747,847
		TOTAL	13,812,350
		Capital Goods--19.3%
244,807		Abengoa SA	8,478,100
31,600		Andritz AG	6,089,100
1,443,609		Ashtead Group PLC	4,072,204
21,800		Bekaert NV	2,524,755
46,500		Boskalis Westminster NV	3,479,400
358,400	[1]	Charter PLC	6,104,704
643,531		Fenner PLC	2,542,691
257,013		Gamesa Corporacion Tecnologica SA	6,766,662
2,050,000		Gamuda BHD	2,765,064
4,500		Geberit International AG	6,526,202
191,092		Haulotte Group	4,891,898
64,890	[1]	Hyundai Engineering & Construction Co.	3,910,088
197,200		JTEKT Corp.	3,986,420
605,000		Keppel Corp., Ltd.	6,839,045
192,746		Kingspan Group	4,301,187
1,614,000		Labroy Marine Ltd.	1,950,326
157,000		Mori Seiki Co.	3,499,287
465,000		Nachi Fujikoshi Corp.	2,358,041
Shares			Value
		COMMON STOCKS--continued
		Capital Goods--continued
4,347	[1,2,3]	OAO TMK, GDR, 144A	$128,236
99,230		Obrascon Huarte Lain, SA	2,825,429
660,437		Qinetiq PLC	2,424,488
2,123,000		Sembcorp Marine Ltd.	4,661,842
67,152		Solarworld AG	4,099,802
5,813		Sulzer AG - Reg	5,937,176
50,100		Zodiac SA	3,066,032
		TOTAL	104,228,179
		Commercial Services & Supplies--3.4%
572,125		Michael Page International PLC	4,588,588
178,500		SNC-Lavalin Group, Inc.	5,051,548
175,010		USG People NV	6,883,706
190,918	[1]	Wire Card AG	1,714,271
		TOTAL	18,238,113
		Consumer Durables & Apparel--3.0%
60,000	[1]	Gildan Activewear, Inc.	3,309,000
178,000		Hitachi Koki Co.	2,437,303
28,056		Kaufman & Broad SA	1,672,019
14,625		Puma AG Rudolf Dassler Sport	5,292,672
40,100		Tod's SpA	3,218,252
		TOTAL	15,929,246
		Consumer Services--4.9%
294,373		Enterprise Inns PLC	7,111,773
98,000		Intralot SA	3,127,851
74,800		Lottomatica SpA	2,940,143
346,816		Punch Taverns PLC	7,864,022
72,800	[1]	Transat A.T., Inc., Class A	1,834,582
305,140		William Hill PLC	3,754,927
		TOTAL	26,633,298
		Diversified Financials--1.8%
139,935		Australian Stock Exchange Ltd.	4,018,624
29,695	[1]	Interhyp AG	2,457,912
76,400		TSX Group, Inc.	3,057,204
		TOTAL	9,533,740
Shares			Value
		COMMON STOCKS--continued
		Energy--13.1%
201,100	[1]	Acergy SA	$3,942,145
186,400		ERG SpA	4,443,461
343,500		Ensign Energy Services, Inc.	5,880,150
106,600	[1]	Fred Olsen Energy ASA	4,793,695
101,600		Fugro NV	4,702,663
586,500		Hunting PLC	6,165,195
85,840		ProSafe ASA	5,845,950
120,326	[1]	Q-Cells AG	5,123,225
223,808		SBM Offshore NV	7,267,735
214,800	[1]	SXR Uranium One, Inc.	2,764,818
285,400	[1]	SeaDrill Ltd.	4,737,516
266,000	[1]	TGS Nopec Geophysical Co. ASA	5,160,395
78,732		Technip SA	5,515,818
941,900		Wood Group (John) PLC	4,346,487
		TOTAL	70,689,253
		Food, Beverage & Tobacco--4.0%
1,133,391		Britvic PLC	5,213,431
482,400		Davide Campari - Milano SpA	4,817,055
161,070		IAWS Group PLC	3,961,226
2,105		Lindt & Spruengli AG	4,869,042
3,210,000	[1]	Pan Fish ASA	2,819,264
		TOTAL	21,680,018
		Health Care Equipment & Services--0.5%
149,888		Getinge AB, Class B	2,823,120
		Insurance--0.7%
125,300		Industrial Alliance Life Insurance Co.	3,947,545
		Materials--19.1%
197,289		Acerinox SA	5,390,203
124,800		Agnico Eagle Mines, Ltd.	5,482,464
110,800		Agrium, Inc.	3,401,469
157,100		AUR Resources, Inc.	3,349,577
832,800	[1]	Bema Gold Corp.	4,522,104
170,654		Boehler-Uddeholm AG	10,825,675
Shares			Value
		COMMON STOCKS--continued
		Materials--continued
198,200	[1]	HudBay Minerals, Inc.	$3,696,563
45,200		Imerys SA	3,962,775
69,211		K&S AG	6,747,982
38,130		Korea Zinc	4,070,045
158,545	[1]	Lundin Mining Corp.	5,553,004
160,800	[1]	Lundin Mining Corp., SDR	5,552,519
151,100	[1]	Meridian Gold, Inc.	4,653,880
38,155		Novozymes A/S, Class B	3,213,053
361,000		Pacific Metals Co., Ltd.	3,112,418
1,130,900	[1]	Paladin Resources Ltd.	6,198,883
412,000		Toho Zinc Co., Ltd.	3,359,924
220,000		Tokuyama Corp.	2,945,877
800,000		Tubacex SA	5,191,455
53,000		Umicore	7,966,632
170,000		Vedanta Resources PLC	4,230,685
		TOTAL	103,427,187
		Media--0.5%
37,900	[1]	Central European Media Enterprises Ltd., Class A	2,784,892
		Pharmaceuticals, Biotechnology & Life Sciences--1.9%
35,450	[1]	Actelion Ltd.	6,321,483
89,562	[1]	Grifols SA	984,475
70,873		Ipsen SA	3,112,421
		TOTAL	10,418,379
		Real Estate--2.8%
99,700		Joint Corp.	3,712,211
4,292	[1]	K.K. DaVinci Advisors	4,152,771
35,500		Orco Property	4,377,045
1,924,000		Shun Tak Holdings	3,012,607
		TOTAL	15,254,634
		Retailing--2.4%
338,700		Geox SpA	5,180,840
304,100	[1]	Kappahl Holdings AB	2,675,139
899,497		The Carphone Warehouse PLC	4,782,941
		TOTAL	12,638,920
Shares			Value
		COMMON STOCKS--continued
		Semiconductors & Semiconductor Equipment--3.5%
1,168,173		ARM Holdings PLC	$2,755,602
502,868	[1]	CSR PLC	6,563,721
129,136	[1]	Silicon-On-Insulator Technologies (SOITEC)	4,330,261
114,700		Tokyo Seimitsu Co., Ltd.	5,311,149
		TOTAL	18,960,733
		Software & Services--3.5%
158,500	[1]	Business Objects SA, ADR	6,152,970
62,473		Dassault Systemes SA	3,406,248
260,805		Indra Sistemas SA	6,344,948
42,608		Software AG - Bearer	3,069,115
		TOTAL	18,973,281
		Technology Hardware & Equipment--4.5%
43,472		EVS Broadcast Equipment SA	2,336,854
146,900	[1]	Logitech International SA	4,320,949
75,850		Neopost SA	9,748,867
31,134		Wincor Nixdorf AG	4,466,699
621,400	[1]	Wolfson Microelectronics PLC	3,353,062
		TOTAL	24,226,431
		Telecommunication Services--0.7%
138,400		Mobilcom AG	3,808,769
		Transportation--4.8%
57,700		Copa Holdings, Class A	2,455,135
2,993,000		Cosco Corp (Singapore) Ltd.	4,277,798
469,745	[1]	EasyJet PLC	5,494,234
8,756		Geodis SA	1,646,634
87,750		Kuehne & Nagel International AG - Reg	6,348,402
35,469	[1]	Panalpina Welttransport Holding AG	4,451,383
34,800	[1]	Vueling Airlines SA	1,382,622
		TOTAL	26,056,208
		TOTAL COMMON STOCKS (IDENTIFIED COST $343,598,372)	533,944,609
Shares or Principal Amount			Value
		PREFERRED STOCK--0.7%
		Media--0.7%
127,186		ProSieben Sat.1 Media AG, Pfd., $.84 Annual Dividend (IDENTIFIED COST $3,124,240)	$3,838,722
		REPURCHASE AGREEMENT--1.6%
$8,481,000		Interest in $2,000,000,000 joint repurchase agreement 5.32%, dated 11/30/2006 under which Credit Suisse First Boston Corp. will repurchase U.S. Government Agency securities with various maturities to 8/16/2043 for $2,000,295,556 12/1/2006. The market value of the underlying securities at the end of the period was $2,060,008,358. (AT COST)	8,481,000
		TOTAL INVESTMENTS--101.1% (IDENTIFIED COST $355,203,612) [4]	546,264,331
		OTHER ASSETS AND LIABILITIES - NET--(1.1)%	(6,039,219)
		TOTAL NET ASSETS--100%	$540,225,112

1 Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2006, these restricted securities amounted to $128,236 which represented 0.0% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors. At November 30, 2006, these liquid restricted securities amounted to $128,236 which represented 0.0% of total net assets.

4 The cost of investments for federal tax purposes amounts to $360,883,281.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The following acronym is used throughout this portfolio:

SDR	--Swedish Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2006

Assets:
Total investments in securities, at value (identified cost $355,203,612)		$546,264,331
Cash		1,411
Cash denominated in foreign currency (identified cost $223,578)		224,719
Income receivable		400,255
Receivable for investments sold		1,167,192
Receivable for shares sold		448,837
Other assets		246,293
TOTAL ASSETS		548,753,038
Liabilities:
Payable for investments purchased	$5,973,672
Payable for shares redeemed	1,947,801
Payable for custodian fees	63,834
Payable for transfer and dividend disbursing agent fees and expenses	196,918
Payable for distribution services fee (Note 5)	217,590
Payable for shareholder services fee (Note 5)	8,453
Accrued expenses	119,658
TOTAL LIABILITIES		8,527,926
Net assets for 13,276,357 shares outstanding		$540,225,112
Net Assets Consist of:
Paid-in capital		$365,119,917
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		191,062,223
Accumulated net realized loss on investments and foreign currency transactions		(10,398,651)
Distributions in excess of net investment income		(5,558,377)
TOTAL NET ASSETS		$540,225,112

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($341,691,765 ÷ 8,152,800 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$41.91
Offering price per share (100/94.50 of $41.91) [1]	$44.35
Redemption proceeds per share (98.00/100 of $41.91) [1]	$41.07
Class B Shares:
Net asset value per share ($128,180,840 ÷ 3,306,671 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$38.76
Offering price per share	$38.76
Redemption proceeds per share (92.50/100 of $38.76) [1]	$35.85
Class C Shares:
Net asset value per share ($70,352,507 ÷ 1,816,886 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$38.72
Offering price per share (100/99.00 of $38.72) [1]	$39.11
Redemption proceeds per share (97.00/100 of $38.72) [1]	$37.56

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $780,490)		$6,918,715
Interest		757,035
TOTAL INCOME		7,675,750
Expenses:
Investment adviser fee (Note 5)	$6,460,425
Administrative personnel and services fee (Note 5)	411,261
Custodian fees	249,539
Transfer and dividend disbursing agent fees and expenses	857,182
Directors'/Trustees' fees	6,264
Auditing fees	23,943
Legal fees	9,863
Portfolio accounting fees	71,921
Distribution services fee--Class A Shares (Note 5)	771,025
Distribution services fee--Class B Shares (Note 5)	1,065,162
Distribution services fee--Class C Shares (Note 5)	498,018
Shareholder services fee--Class B Shares (Note 5)	355,054
Shareholder services fee--Class C Shares (Note 5)	162,901
Share registration costs	409
Printing and postage	77,467
Insurance premiums	8,691
Taxes	56,374
Miscellaneous	6,019
TOTAL EXPENSES	11,091,518
Waiver (Note 5):
Waiver of administrative personnel and services fee	(17,433)
Net expenses		11,074,085
Net investment income (loss)		(3,398,335)
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net of foreign taxes)		83,015,648
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		42,387,433
Net realized and unrealized gain on investments and foreign currency transactions		125,403,081
Change in net assets resulting from operations		$122,004,746

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(3,398,335)	$(449,959)
Net realized gain on investments and foreign currency transactions	83,015,648	86,906,311
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	42,387,433	6,290,867
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	122,004,746	92,747,219
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,282,130)	--
Share Transactions:
Proceeds from sale of shares	163,462,675	106,275,918
Net asset value of shares issued to shareholders in payment of distributions declared	1,024,713	--
Cost of shares redeemed	(188,747,491)	(179,129,049)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(24,260,103)	(72,853,131)
Change in net assets	96,462,513	19,894,088
Net Assets:
Beginning of period	443,762,599	423,868,511
End of period (including distributions in excess of/accumulated net investment income (loss) of $(5,558,377) and $(2,801,859), respectively)	$540,225,112	$443,762,599

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2006

1. ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated International Small Company Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Directors (the "Directors") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for investments in other open-end regulated investment companies, based on net asset value;
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities. The Directors have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.

Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Directors, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end, if any are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,380,909	$129,069,197	3,058,700	$89,801,855
Shares issued to shareholders in payment of distributions declared	29,892	1,024,713	--	--
Shares redeemed	(2,771,340)	(105,038,835)	(3,262,665)	(95,231,001)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	639,461	$25,055,075	(203,965)	$(5,429,146)

Year Ended November 30	2006		2005
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	554,376	$19,424,799	329,698	$8,995,971
Shares redeemed	(1,915,317)	(67,517,102)	(2,553,979)	(69,621,541)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,360,941)	$(48,092,303)	(2,224,281)	$(60,625,570)

Year Ended November 30	2006		2005
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	422,198	$14,968,679	274,874	$7,478,092
Shares redeemed	(462,643)	(16,191,554)	(528,174)	(14,276,507)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(40,445)	$(1,222,875)	(253,300)	$(6,798,415)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(761,925)	$(24,260,103)	(2,681,546)	$(72,853,131)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, reclass of capital gains taxes and passive foreign investment company adjustments.

For the year ended November 30, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Losses
$(1,034,717)	$1,923,947	$(889,230)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended November 30, 2006, was as follows:

2006
Ordinary Income [1]	$1,282,130

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$185,382,554
Capital loss carryforward	$(10,277,356)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for passive foreign investment companies and for the tax deferral losses on wash sales.

At November 30, 2006, the cost of investments for federal tax purposes was $360,883,281. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $185,381,050. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $187,994,561 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,613,511.

At November 30, 2006, the Fund had a capital loss carryforward of $10,277,356 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

The Fund used capital loss carryforwards of $82,133,031 to offset taxable capital gains realized during the year ended November 30, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. For the year ended November 30, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2006, FSC retained $467,947of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2006, FSC retained $69,513 in sales charges from the sale of Class A Shares. FSC also retained $2,079 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in-capital. For the year ended November 30, 2006, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $14,994, $6,871 and $3,248, respectively.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended November 30, 2006, FSSC did not receive any fees paid by the Fund. For the year ended November 30, 2006, the Fund's Class A Shares did not incur a shareholder services fee.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses (including the distribution (12b-1) fee) so that the total operating expenses paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.95%, 2.70% and 2.70%, respectively, for the fiscal year ending November 30, 2007. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after January 31, 2008.

Other

The Fund's Adviser voluntarily contributed $64,131 to the Fund during fiscal year 2005 which relates to a reduction in the cost basis of a security for failure to exercise a rights offering in a timely manner.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended November 30, 2006, were as follows:

Purchases	$347,205,325
Sales	$371,153,100

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LINE OF CREDIT

The Fund entered into a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2006, there were no outstanding loans. During the year ended November 30, 2006, the Fund did not utilize the LOC.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than May 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2006, 100% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL SMALL COMPANY FUND:

We have audited the accompanying statement of assets and liabilities of Federated International Small Company Fund (the "Fund"), one of the portfolios constituting Federated World Investment Series, Inc., including the portfolio of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 12, 2007

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Corporation comprised 4 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D. Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA CHAIRMAN AND DIRECTOR Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA DIRECTOR Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA DIRECTOR Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED INTERNATIONAL SMALL COMPANY FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated Funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated Funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated International Small Company Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U748
Cusip 31428U730
Cusip 31428U722

G01968-01 (1/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International Value Fund

Established 1998

A Portfolio of Federated World Investment Series, Inc.

9TH ANNUAL SHAREHOLDER REPORT

November 30, 2006

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006	2005		2004		2003		2002
Net Asset Value, Beginning of Period	$18.22	$16.33		$15.44		$13.11		$15.03
Income From Investment Operations:
Net investment income (loss)	0.53 [1]	0.11	[1]	(0.08	) [1]	(0.06	) [1]	(0.06	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.83	2.10		2.49		2.49		(1.35)
TOTAL FROM INVESTMENT OPERATIONS	5.36	2.21		2.41		2.43		(1.41)
Less Distributions:
Distributions from net investment income	(0.09)	--		--		--		--
Distributions from net realized gain on investments and foreign currency transactions	--	(0.32)		(1.52)		(0.10)		(0.51)
TOTAL DISTRIBUTIONS	(0.09)	(0.32)		(1.52)		(0.10)		(0.51)
Net Asset Value, End of Period	$23.49	$18.22		$16.33		$15.44		$13.11
Total Return [2]	29.51%	13.71%		16.73	% [3]	18.75%		(9.81)%

Ratios to Average Net Assets:
Net expenses	1.65%	1.95	% [4]	2.47%		2.52%		2.19%
Net investment income (loss)	2.54%	0.65%		(0.54)%		(0.44)%		(0.42)%
Expense waiver/reimbursement [5]	0.20%	0.05%		0.10%		0.01%		0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$86,655	$51,204		$41,732		$17,883		$20,287
Portfolio turnover	8%	28%		56%		42%		14%
Redemption fees consisted of the following per share amounts	$0.00 [6]	$0.00	[6]	$0.00	[6]	--		--

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.07% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.95% for the year ended November 30, 2005 after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6 Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006	2005		2004		2003		2002
Net Asset Value, Beginning of Period	$17.22	$15.56		$14.89		$12.74		$14.73
Income From Investment Operations:
Net investment income (loss)	0.36 [1]	(0.02	) [1]	(0.18	) [1]	(0.16	) [1]	(0.16	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.56	2.00		2.37		2.41		(1.32)
TOTAL FROM INVESTMENT OPERATIONS	4.92	1.98		2.19		2.25		(1.48)
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	(0.32)		(1.52)		(0.10)		(0.51)
Net Asset Value, End of Period	$22.14	$17.22		$15.56		$14.89		$12.74
Total Return [2]	28.57%	12.89%		15.78	% [3]	17.88%		(10.51)%

Ratios to Average Net Assets:
Net expenses	2.40%	2.70	% [4]	3.22%		3.27%		2.94%
Net investment income (loss)	1.80%	(0.12)%		(1.27)%		(1.22)%		(1.19)%
Expense waiver/reimbursement [5]	0.20%	0.05%		0.10%		0.01%		0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$46,604	$34,834		$35,867		$19,333		$20,124
Portfolio turnover	8%	28%		56%		42%		14%
Redemption fees consisted of the following per share amounts	$0.00 [6]	$0.00	[6]	$0.00	[6]	--		--

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the year, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 2.70% for the year ended November 30, 2005 after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6 Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2006	2005		2004		2003		2002
Net Asset Value, Beginning of Period	$17.27	$15.60		$14.92		$12.77		$14.76
Income From Investment Operations:
Net investment income (loss)	0.36 [1]	(0.01	) [1]	(0.18	) [1]	(0.16	) [1]	(0.16	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.57	2.00		2.38		2.41		(1.32)
TOTAL FROM INVESTMENT OPERATIONS	4.93	1.99		2.20		2.25		(1.48)
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	(0.32)		(1.52)		(0.10)		(0.51)
Net Asset Value, End of Period	$22.20	$17.27		$15.60		$14.92		$12.77
Total Return [2]	28.55%	12.92%		15.82	% [3]	17.84%		(10.48)%

Ratios to Average Net Assets:
Net expenses	2.40%	2.70	% [4]	3.22%		3.27%		2.94%
Net investment income (loss)	1.82%	(0.06)%		(1.26)%		(1.23)%		(1.19)%
Expense waiver/reimbursement [5]	0.20%	0.05%		0.10%		0.01%		0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,911	$7,455		$5,498		$2,315		$3,311
Portfolio turnover	8%	28%		56%		42%		14%
Redemption fees consisted of the following per share amounts	$0.00 [6]	$0.00	[6]	$0.00	[6]	--		--

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the year, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 2.70% for the year ended November 30, 2005 after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6 Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and redemption/exchange fees; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and /or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charge (loads) on purchases or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2006	Ending Account Value 11/30/2006	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,107.00	$ 8.35
Class B Shares	$1,000	$1,103.10	$12.28
Class C Shares	$1,000	$1,102.80	$12.23
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.15	$ 7.99
Class B Shares	$1,000	$1,013.39	$11.76
Class C Shares	$1,000	$1,013.44	$11.71

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.58%
Class B Shares	2.33%
Class C Shares	2.32%

Management's Discussion of Fund Performance

The fund's total returns, for the 12 month reporting period ended November 30, 2006, based on net asset value, for Class A, Class B and Class C Shares were 29.51%, 28.57% and 28.55% respectively. The Morgan Stanley Capital International--Europe, Australasia and Far East Value Index 1 (MSCI-EAFE Value) 1 returned 31.08% net for the reporting period.

The first six months of the reporting period saw the United States positioned for an economic slowdown, but not as slow as market watchers originally believed. A warmer-than-expected winter, resilient mortgage refinancing activities and lower energy bills left consumers with more disposable income. In addition, an improving corporate spending/investment environment appeared to have legs. Specifically, conservative balance sheets have allowed companies to increase their capital expenditure and pursue merger and acquisition activities for growth. European economic data was consistently stronger during the first six months of the reporting period. The German IFO and ZEW (business and economic sentiment indices), the French INSEE national statistic agency, and the Belgian Business confidence index all indicated positive trends in economic conditions. By the end of April 2006, the European Commission reported that its eurozone economic sentiment indicator rose to its highest level since mid- 2001. The source of the increase was the predominately positive development in the sector-level confidence indicators. In Japan, economic data continued to improve, allowing the Bank of Japan to end their quantitative easing policy after five years of fighting deflation. Core consumer prices (excluding fresh food) rose in the six months through April.

1 The MSCI-EAFE Value is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the Untied States and Canada, and comprises 21 of the 48 countries in the MSCI universe. The index is unmanaged, and investments cannot be made in an index.

Following a sharp market sell-off in May and early June, the global equity markets struggled higher. 2 There were several macro level events that encouraged the markets upward movement during the second half of the reporting period. Signals made by the Federal Reserve Board (the "Fed") at its June, September and October meetings indicated that it was pausing on its campaign of hiking the Federal Funds Target Rate. A result of the Fed's action was a rally in the U.S. government bond market, which was accompanied by signs that the U.S. economy was slowing but not crashing. Healthy, although somewhat slower economic growth signals emanated from overseas, and there appeared to finally be some easing of concerns concerning the geopolitical risks in the Middle East.

For the 12-month reporting period ended November 30, 2006, the MSCI EAFE Index 3 recorded a 28.20% return. The MSCI Emerging Markets Index 4 posted strong performance, with a 33.95% return. Most countries recorded double-digit returns. Among the developed countries and regions, MSCI Japan Index 5 was up 12.56%, while MSCI Europe Index 6 returned 34.12%. The U.S. stock market lagged international markets, returning only 13.37%, as measured by MSCI USA Index. 7

In currency terms, the U.S. dollar strengthened 11.89% relative to the euro, and weakened (3.44)% relative to the Japanese yen.

2 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.

3 MSCI EAFE Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made directly in an index.

4 MSCI Emerging Markets Index is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries. Investments cannot be made directly in an index.

5 MSCI Japan Index is an unmanaged index of approximately 300 foreign stock prices, and reflects the common stock prices of the index companies translated into U.S. dollars assuming reinvestment of all dividends paid by the index stocks net of any applicable foreign taxes. Investments cannot be made directly in an index.

6 MSCI Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. Investments cannot be made directly in an index.

7 MSCI USA Index is a free float-adjusted market capitalization index that is designed to measure the U.S. equity performance. Investments cannot be made directly in an index.

During the reporting period performance by sector was uneven. Cyclical sectors on the industrial side of the economy performed poorly, with energy stocks down on average low-single digits, and materials and industrial stocks flat. Performance here probably reflected some concerns about slowing growth, as well as investor risk preference shifting to sectors where profit growth is viewed as more stable. The relative sell-off in the commodities sectors may also have reflected technical supply and demand factors, as these sectors had attracted a large amount of speculative and hedge fund money that began hemorrhaging out of the sector as commodity markets began to soften.

On the positive side of the ledger, the best-performing sectors were ones with relatively high dividend yields and relatively low but stable earnings growth: utilities and telecommunications. However, most other sectors, with the exception of the commodities and industrials noted above, enjoyed moments of success at some point during the reporting period as money rotated from one relatively lagging sector to the next. As a result, returns across these sectors were generally relatively even on a global basis, in the 10.6% to 36% range.

This past year patience paid off once again for many of the stocks and sectors in the fund. With the merger and acquisition game in Europe red hot, Euronext (France), the pan-European stock exchange and Associated British Ports (UK), the UK's largest ports company, were both bought out from the fund at huge premiums. Consolidation rumors were also circulating in the asset management industry and Amvescap (UK), the retail and institutional asset manager and Julius Baer (Switzerland), the large private bank, both did extremely well during the year. Other stocks that contributed nicely to performance included Michael Page (UK), the global recruitment firm, Ladbrokes (UK), the gaming and lottery company and Grupo Aeroportuario (Mexico), the airports operator.

During this past year, Japan has been the worst performing index of all the major markets as decelerating consumer demand and the threat of rising interest rates led investors to abandon their Japanese holdings. The fund has had a massive underweight in this market however several of our Japanese stocks performed poorly during the year, although for the most part there was no discernable bad news, including Nikko Cordial , the stockbroker, Meitec, the engineering recruitment company and Asatsu-DK, the large advertising agency.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Value Fund (Class A Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2006 compared to the Morgan Stanley Capital International-Europe, Australasia and Far East Value Index (MSCI-EAFE Value). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2006
1 Year	22.39%
5 Years	11.72%
Start of Performance (9/30/1998)	12.97%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE Value is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Value Fund (Class B Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2006 compared to the Morgan Stanley Capital International-Europe, Australasia and Far East Value Index (MSCI-EAFE Value). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2006
1 Year	23.07%
5 Years	11.88%
Start of Performance (9/30/1998)	12.90%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE Value is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federate International Value Fund (Class C Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2006 compared to the Morgan Stanley Capital International-Europe, Australasia and Far East Value Index (MSCI-EAFE Value). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2006
1 Year	26.30%
5 Years	11.91%
Start of Performance (9/30/1998)	12.79%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE Value is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2006, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	24.6%
Switzerland	15.7%
Japan	10.6%
France	10.4%
United States	8.6%
Netherlands	5.4%
Mexico	5.3%
Germany	3.0%
Canada	2.3%
Bermuda	2.0%
Spain	1.7%
Italy	1.4%
Hong Kong	1.0%
Cash Equivalents [2]	8.0%
Other Assets and Liabilities--Net [3]	0.0%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

At November 30, 2006, the Fund's sector classification composition 4 was as follows:

Sector Classification	Percentage of Total Net Assets
Financials	29.5%
Consumer Discretionary	22.3%
Consumer Staples	10.7%
Industrials	8.6%
Health Care	8.6%
Energy	6.6%
Materials	2.8%
Telecommunication Services	1.8%
Utilities	1.1%
Other Securities [5]	0.0%
Cash Equivalents [2]	8.0%
Other Assets and Liabilities--Net [3]	0.0%
TOTAL	100.0%

4 Except for Other Securities, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

5 Other Securities include Purchased Call Options.

Portfolio of Investments

November 30, 2006

Shares			Value in U.S. Dollars
		COMMON STOCKS--92.0%
		Automobiles & Components--3.0%
78,945		Bayerische Motoren Werke AG	$4,355,589
		Banks--5.6%
107,152		ABN AMRO Holdings NV	3,222,704
22,770		BNP Paribas SA	2,453,147
135,216		Banco Santander Central Hispano, SA	2,455,096
		TOTAL	8,130,947
		Commercial Services & Supplies--6.2%
55,189		Adecco SA	3,656,548
46,000		Meitec Corp.	1,466,373
370,050		Michael Page International PLC	2,967,895
25,400		Miller Herman, Inc.	891,794
		TOTAL	8,982,610
		Consumer Durables & Apparel--4.4%
80,380		Compagnie Financiere Richemont AG	4,329,547
25,700		Tod's SpA	2,062,570
		TOTAL	6,392,117
		Consumer Services--3.9%
33,967		Accor SA	2,469,634
71,476		InterContinental Hotels Group PLC	1,431,032
229,419		Ladbrokes PLC	1,818,577
		TOTAL	5,719,243
		Diversified Financials--17.4%
295,746		Amvescap PLC	3,197,493
62,200		Amvescap PLC, ADR	1,345,386
45,543		Credit Suisse Group	3,011,751
76,120		Janus Capital Group, Inc.	1,542,191
42,778		Julius Baer Holding Ltd., Zurich, Class B	4,551,231
21,995		Morgan Stanley	1,675,139
88,500		Nikko Cordial Corp.	1,093,300
162,600		Schroders PLC	3,057,268
422,654		iShares MSCI Japan	5,836,852
		TOTAL	25,310,611
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy--6.6%
43,600		GlobalSantaFe Corp.	$2,616,000
37,600		Tidewater, Inc.	2,080,408
18,000		Total SA, Class B	1,276,542
46,600	[1]	Transocean Sedco Forex, Inc.	3,632,470
		TOTAL	9,605,420
		Food Beverage & Tobacco--9.8%
309,957		Cadbury Schweppes PLC	3,189,673
194,136		Diageo PLC	3,726,545
38,200		Heineken NV	1,861,719
10,000		Nestle SA	3,529,706
8,600		Pernod-Ricard	1,904,310
		TOTAL	14,211,953
		Household & Personal Products--0.9%
13,500		L'Oreal SA	1,360,572
		Insurance--5.5%
68,118		AXA	2,580,067
56,714		Sun Life Financial Services of Canada	2,426,225
72,500		Willis Group Holdings Ltd.	2,918,850
		TOTAL	7,925,142
		Materials--2.8%
49,300		Akzo Nobel NV	2,826,425
1,400		Givaudan SA	1,253,505
		TOTAL	4,079,930
		Media--8.8%
53,500		Asatsu, Inc.	1,677,724
24,200		Corus Entertainment, Inc., Class B	868,789
161,600		Grupo Televisa SA, GDR	4,246,848
80,249		Vivendi SA	3,087,371
215,900		WPP Group PLC	2,864,735
		TOTAL	12,745,467
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals Biotechnology & Life Sciences--8.6%
178,226	[1]	GlaxoSmithKline PLC	$4,733,195
41,100		Novartis AG	2,395,557
70,100		Santen Pharmaceutical Co. Ltd.	2,022,669
49,700		Takeda Pharmaceutical Co. Ltd.	3,245,925
		TOTAL	12,397,346
		Real Estate--1.0%
132,086		Sun Hung Kai Properties	1,497,668
		Retailing--2.2%
1,377,123		Signet Group PLC	3,167,281
		Telecommunication Services--1.8%
994,703		Vodafone Group PLC	2,629,927
		Transportation--2.4%
78,200		Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	3,447,056
		Utilities--1.1%
599	[1]	Dynegy, Inc.	4,067
88,538		Scottish Power PLC	1,314,028
37,186	[1]	Scottish Power PLC	255,844
		TOTAL	1,573,939
		TOTAL COMMON STOCKS (IDENTIFIED COST $89,513,091)	133,532,818
		PURCHASED CALL OPTIONS--0.0%
5,700,000	[1]	BONY JPY CALL USD PUT, EXERCISE $109.23, 12/15/2006, Options Contract (IDENTIFIED COST $88,350)	0
Principal Amount			Value in U.S. Dollars
		REPURCHASE AGREEMENT--8.0%
$11,691,000		Interest in $2,000,000,000 joint repurchase agreement 5.32%, dated 11/30/2006 under which Credit Suisse First Boston Corp. will repurchase U.S. Government Agency securities with various maturities to 8/16/2043 for $2,000,295,556 on 12/1/2006. The market value of the underlying securities at the end of the period was $2,060,008,358. (AT COST)	$11,691,000
		TOTAL INVESTMENTS--100.0% (IDENTIFIED COST $101,292,441) [2]	145,223,818
		OTHER ASSETS AND LIABILITIES - NET--(0.0)%	(54,236)
		TOTAL NET ASSETS--100%	$145,169,582

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $101,350,160.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt
JPY	--Japanese Yen
USD	--United States Dollar

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2006

Assets:
Total investments in securities, at value (identified cost $101,292,441)		$145,223,818
Cash denominated in foreign currencies (identified cost $51,288)		52,555
Cash		443
Income receivable		242,039
Receivable for investments sold		4,049
Receivable for shares sold		456,984
TOTAL ASSETS		145,979,888
Liabilities:
Payable for investments purchased	$459,895
Payable for shares redeemed	178,012
Payable for transfer and dividend disbursing agent fees and expenses	41,440
Payable for auditing fees	23,883
Payable for portfolio accounting fees	9,111
Payable for distribution services fee (Note 5)	34,982
Payable for shareholder services fee (Note 5)	27,277
Accrued expenses	35,706
TOTAL LIABILITIES		810,306
Net assets for 6,329,654 shares outstanding		$145,169,582
Net Assets Consist of:
Paid-in capital		$115,921,547
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		43,935,167
Accumulated net realized loss on investments and foreign currency transactions		(17,356,001)
Undistributed net investment income		2,668,869
TOTAL NET ASSETS		$145,169,582
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($86,654,940 ÷ 3,688,246 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$23.49
Offering price per share (100/94.50 of $23.49) [1]		$24.86
Redemption proceeds per share (98/100 of $23.49) [1]		$23.02
Class B Shares:
Net asset value per share ($46,603,556 ÷ 2,104,905 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$22.14
Offering price per share		$22.14
Redemption proceeds per share (92.50/100 of $22.14) [1]		$20.48
Class C Shares:
Net asset value per share ($11,911,086 ÷ 536,503 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$22.20
Offering price per share (100/99.00 of $22.20) [1]		$22.42
Redemption proceeds per share (97.00/100 of $22.20) [1]		$21.53

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $164,277)			$4,696,590
Interest			307,945
TOTAL INCOME			5,004,535
Expenses:
Investment adviser fee (Note 5)		$1,191,739
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		43,305
Transfer and dividend disbursing agent fees and expenses		234,028
Directors'/Trustees' fees		4,289
Auditing fees		23,942
Legal fees		10,868
Portfolio accounting fees		66,530
Distribution services fee--Class B Shares (Note 5)		303,103
Distribution services fee--Class C Shares (Note 5)		71,915
Shareholder services fee--Class A Shares (Note 5)		169,467
Shareholder services fee--Class B Shares (Note 5)		101,034
Shareholder services fee--Class C Shares (Note 5)		22,786
Share registration costs		53,570
Printing and postage		39,494
Insurance premiums		7,160
Taxes		7,010
Miscellaneous		3,886
TOTAL EXPENSES		2,584,126
Waivers (Note 5):
Waiver of investment adviser fee	$(190,340)
Waiver of administrative personnel and services fee	(43,809)
TOTAL WAIVERS		(234,149)
Net expenses			2,349,977
Net investment income			2,654,558
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments and foreign currency transactions (net of foreign taxes withheld of $33,805)			5,136,040
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			21,720,447
Net realized and unrealized gain on investments and foreign currency transactions			26,856,487
Change in net assets resulting from operations			$29,511,045

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,654,558	$250,381
Net realized gain on investments and foreign currency transactions	5,136,040	4,295,140
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	21,720,447	6,457,036
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	29,511,045	11,002,557
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(244,608)	--
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	--	(808,127)
Class B Shares	--	(721,426)
Class C Shares	--	(112,584)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(244,608)	(1,642,137)
Share Transactions:
Proceeds from sale of shares	46,779,146	25,484,201
Net asset value of shares issued to shareholders in payment of distributions declared	222,684	1,444,473
Cost of shares redeemed	(24,592,211)	(25,892,556)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	22,409,619	1,036,118
Change in net assets	51,676,056	10,396,538
Net Assets:
Beginning of period	93,493,526	83,096,988
End of period (including undistributed net investment income of $2,668,869 and $240,240, respectively)	$145,169,582	$93,493,526

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2006

1. ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated International Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Directors (the "Directors") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for investments in other open-end regulated investment companies, based on net asset value;
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Directors have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Directors, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2006, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,410,817	$29,740,446	937,819	$16,100,799
Shares issued to shareholders in payment of distributions declared	11,820	222,684	44,204	731,143
Shares redeemed	(544,542)	(11,436,267)	(728,004)	(12,495,031)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	878,095	$18,526,863	254,019	$4,336,911

Year Ended November 30	2006		2005
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	653,462	$13,112,915	410,809	$6,697,059
Shares issued to shareholders in payment of distributions declared	--	--	39,237	617,596
Shares redeemed	(571,131)	(11,333,360)	(731,988)	(11,890,770)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	82,331	$1,779,555	(281,942)	$(4,576,115)

Year Ended November 30	2006		2005
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	195,277	$3,925,785	165,132	$2,686,343
Shares issued to shareholders in payment of distributions declared	--	--	6,067	95,734
Shares redeemed	(90,496)	(1,822,584)	(91,785)	(1,506,755)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	104,781	$2,103,201	79,414	$1,275,322
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,065,207	$22,409,619	51,491	$1,036,118

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and foreign capital gains tax.

For the year ended November 30, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(127)	$18,679	$(18,552)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$244,608	$ 126,158
Long-term capital gains	$ --	$1,515,979

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,668,869
Net unrealized appreciation	$43,877,447
Capital loss carryforward	$(17,298,281)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At November 30, 2006, the cost of investments for federal tax purposes was $101,350,160. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $43,873,658. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $44,820,604 and net unrealized depreciation from investments for those securities having an excess of cost over value of $946,946.

At November 30, 2006, the Fund had a capital loss carryforward of $17,298,281 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 3,720,685
2009	$13,550,506
2010	$ 27,090

As a result of the tax-free transfer of assets from Federated Global Value Fund that occurred in October 22, 2004, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $5,117,488 to offset taxable capital gains realized during the year ended November 30, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. For the year ended November 30, 2006, the Adviser voluntarily waived $190,340 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. For the year ended November 30, 2006, the net fee paid to FAS was 0.156% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses up to the percentages as shown in the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2006, FSC retained $20,016 of fees paid by the Fund. For the year ended November 30, 2006, the Fund's Class A Shares did not incur a distribution services fee.

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in-capital. For the year ended November 30, 2006, the redemption fees for Class A Shares, Class B Shares, and Class C Shares amounted to $3,067, $2,166 and $437, respectively.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended November 30, 2006, FSSC received $2,663 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2006, FSC, retained $44,801 in sales charges from the sale of Class A Shares. FSC also retained $1,154 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses (including the distribution (12b-1) fee) so that the total operating expenses paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.65%, 2.40% and 2.40%, respectively, for the fiscal year ending November 30, 2007. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after January 31, 2008.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2006, were as follows:

Purchases	$23,856,418
Sales	$9,133,342

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. During the year ended November 30, 2006, the Fund did not utilize the LOC.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than May 30, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2006, 100% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2006, 38.09% qualify for the dividend received deduction available to corporate shareholders.

If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

For the fiscal year ended November 30, 2006, the Fund derived $4,610,703 of gross income from foreign sources and paid foreign taxes of $198,412,

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated International Value Fund (the "Fund"), one of the portfolios constituting Federated World Investment Series, Inc., including the portfolio of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Value Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 12, 2007

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Corporation comprised 4 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue Birth Date: April 11, 1949 PRESIDENT and DIRECTOR Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D. Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA CHAIRMAN AND DIRECTOR Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA DIRECTOR Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA DIRECTOR Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED INTERNATIONAL VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For the periods ending December 31, 2005, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated International Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U847
Cusip 31428U839
Cusip 31428U821

G02455-03 (1/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $100,000

                  Fiscal year ended 2005 - $98,019

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $403

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $111,502
      respectively.  Fiscal year ended 2005 - Sarbanes Oxley sec. 302 procedures.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

                  Fiscal year ended 2006 - 0%

                  Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

            Fiscal year ended 2006 - $179,042

            Fiscal year ended 2005 - $200,140

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED WORLD INVESTMENT SERIES, INC.

BY          /S/ RICHARD A. NOVAK
                             (INSERT NAME AND TITLE)

            Richard A. Novak, Principal Financial Officer
DATE        January 23, 2007

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE

            J. Christopher Donahue, Principal Executive Officer
DATE        January 23, 2007

BY          /S/ RICHARD A. NOVAK

            Richard A. Novak, Principal Financial Officer
DATE        January 23, 2007